Exhibit 10.1

REAL ESTATE PURCHASE

AND SALE AGREEMENT

by and between

PEARLMARK BROADREACH 1999, L.L.C.

and

FSP 1999 BROADWAY LLC

Dated as of April 3, 2013

for

1999 Broadway and 2099 Welton Street, Denver, Colorado

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Exhibits

A	-	Legal Description of Land
B	-	List of Equipment, Fixtures and Personal Property
C	-	Security Deposits
D	-	List of Contracts
E	-	List of Licenses
F	-	Escrow Instructions
G-1	-	Special Warranty Deed
G-2	-	Bill of Sale
G-3	-	Assignment of Contracts, Licenses, and Leases
G-4	-	Novation Agreement
H	-	Disclosure of Lease Matters/Pending Commissions
I-1	-	Tenant Estoppel Certificate
I-2	-	Seller’s Estoppel Certificate
J	-	Recertification of Representations and Warranties
K	-	Form of Tenant Notification Letter

Schedule 8 – Disclosure

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REAL ESTATE PURCHASE AND SALE AGREEMENT

Summary Statement

This Summary Statement is attached to and made a part of that certain Real Estate Purchase and Sale Agreement by and between the Seller and Purchaser referenced below.

1.	DATE OF AGREEMENT:	April 3, 2013
2.	SELLER:	PEARLMARK BROADREACH 1999, L.L.C.
3.	PURCHASER:	FSP 1999 BROADWAY LLC
4.	PROPERTY DESCRIPTION:
	a) Address:	1999 Broadway and 2099 Welton Street, Denver, Colorado

	b) Nature of Improvements:	Multi-story office and parking facilities
5.	PURCHASE PRICE:	$183,000,000
6.	INITIAL EARNEST MONEY:	$2,000,000
7.	ADDITIONAL EARNEST MONEY:	$2,000,000
8.	APPROVAL DATE:	Thirty (30) days after the Date of Agreement
9.	CLOSING DATE:	July 1, 2013
10.	TITLE COMPANY:	First American Title Insurance Company
30 North LaSalle Street
Suite 310
Chicago, IL 60606
Phone: (312) 917-7220
Fax: (312) 553-0480
Attn: Jim McIntosh
jmcintosh@firstam.com

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11.	PURCHASER’S ADDRESS:	c/o Franklin Street Properties Corp.
401 Edgewater Place, Suite 200
Wakefield, Massachusetts 01880-6210
Fax: 781-246-2807
Attn: Jeffrey B. Carter
jcarter@franklinstreetproperties.com

with a copy to:

Venable LLP
1270 Avenue of the Americas
New York, NY 10020
Fax: 212-307-5598
Attn: Brian N. Gurtman, Esq.
bgurtman@venable.com

12.	SELLER’S ADDRESS:	c/o Pearlmark Real Estate Partners, L.L.C.
200 West Madison Street, Suite 3200
Chicago, IL 60606
Phone: (312) 499-1914
Fax: (312) 499-1901
Attn: Matt Haley
mhaley@pearlmarkrealestate.com

Broadreach Capital Partners
248 Homer Avenue
Palo Alto, CA 94301
Fax: 650-331-2541
Phone: 650-331-2511
Attn: Gene Payne
gpayne@broadreachcp.com

Equity West Investment Partners
1999 Broadway Street
Suite 3250
Denver CO 80202
Attn: David H. Naus
303-573-0100
303-573-0101 fax
dnaus@equitywest.net

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with a copy to:

Drane Freyer & Lapins Limited
200 West Madison Street, Suite 3200
Chicago, IL 60606
Phone: (312) 827-7102
Fax: (312) 827-7111
Attn: Wendy Freyer
wfreyer@dfllaw.com

13.	BROKER:	Cushman & Wakefield (“Seller’s Broker”)

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REAL ESTATE PURCHASE AND SALE AGREEMENT

THIS REAL ESTATE PURCHASE AND SALE AGREEMENT (“Agreement”) is made and entered into as of the Date of Agreement set forth on the Summary Statement (the “Date of Agreement”) by and between PEARLMARK BROADREACH 1999, L.L.C., a Delaware limited liability company (“Seller”), and FSP 1999 BROADWAY LLC, a Delaware limited liability company (“Purchaser”).

RECITALS

A.      Seller is the owner of certain real property legally described in Exhibit A attached hereto (the “Land”) and all buildings, fixtures and other improvements situated on the Land (collectively, the “Improvements”), said Land and the Improvements are described on Line 4 of the preceding Summary Statement which is attached to and incorporated into this Agreement (the “Summary Statement”).

B.      Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, the Land and the Improvements, together with all of the other property and interests of Seller described in Section 1 below, subject to the terms and conditions contained herein.

AGREEMENTS

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

1.      AGREEMENT FOR PURCHASE AND SALE.

Seller agrees to sell, and Purchaser agrees to purchase, subject to the terms and conditions contained herein, the Land and the Improvements, together with all of Seller’s right, title and interest in and to:

(a)      (i) all rights of way, tenements, hereditaments, easements, water and water rights, utility capacity and appurtenances, if any, in any way belonging or appertaining to the Land and the Improvements and (ii) all adjoining streets, alleys, roads, parking areas, curbs, curb cuts, sidewalks, and landscaping (collectively, the “Appurtenant Rights”); and

(b)      all fixtures attached to the Improvements and equipment, appliances, tools, supplies, machinery, artwork and furnishings located at and used in connection with the ownership, operation and maintenance of the Land or the Improvements, including without limitation (i) all heating, lighting, air conditioning, ventilating, plumbing, electrical or other mechanical equipment and (ii) the personal property listed in Exhibit B attached hereto (collectively, the “Personal Property”); and

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(c)      all leases, tenancies and rental or occupancy agreements granting possessory rights in, on or covering the Land or Improvements, together with all modifications, extensions, amendments, novations and guarantees thereof and security deposits relating thereto in Seller’s possession and which have not been previously applied in accordance with the terms of the Leases, to the tenants listed in Exhibit C attached hereto, together with such other leases of the Improvements as may be made prior to Closing in accordance with the terms of this Agreement (collectively, the “Leases”); and

(d)      to the extent assignable, all contracts, agreements, guarantees, warranties and indemnities, if any, affecting the ownership, operation, management and maintenance of the Land, Improvements, Appurtenant Rights, Personal Property and Leases, including without limitation those items listed in Exhibit D attached hereto (collectively, the “Contracts”), excluding those Contracts expressly noted on Exhibit D as “not assignable”; and

(e)      to the extent assignable, all (i) plans, drawings, specifications, blueprints and surveys relating in any way to the Land, Improvements, Appurtenant Rights, Personal Property, Leases or Contracts, (ii) licenses, franchises, occupancy and use certificates, permits, entitlements, authorizations, consents, variances, waivers, approvals and the like from any governmental or quasi-governmental entity or instrumentality affecting the ownership, operation or maintenance of the Land or the Improvements, including without limitation the items listed in Exhibit E attached hereto, and (iii) the website domain www.1999broadway.com and any other website domain name owned by Seller and relating to the Property ((i), (ii) and (iii), collectively, the “Licenses”).

The Land, Improvements, Appurtenant Rights, Personal Property, Leases, Contracts and Licenses and other property described above are collectively referred to herein as the “Property.”

2.      PURCHASE PRICE.

The purchase price for the Property (the “Purchase Price”) shall be the amount set forth in Line 5 of the Summary Statement. The Purchase Price, plus or minus prorations and adjustments provided for herein, shall be paid in cash or cash equivalent to Seller on or before 2:00 p.m. (Chicago time) on the Closing Date (as hereinafter defined).

3.      EARNEST MONEY.

Within three (3) business days after the Date of Agreement, Purchaser shall deposit into the Escrow (as hereinafter defined) cash or certified funds in the amount set forth in Line 6 of the Summary Statement as an earnest money deposit (the “Initial Earnest Money”). If Purchaser has not otherwise terminated this Agreement, then within one (1) business day following the Approval Date (as defined below), Purchaser shall deposit additional cash or certified funds in the amount set forth in Line 7 of the Summary Statement to be added to the Initial Earnest Money (collectively, and together with any interest thereon, the “Earnest Money”). The Earnest Money shall be invested in accordance with Purchaser’s direction and, except as otherwise provided herein, all interest earned on the Earnest Money shall remain the property of and be paid to Purchaser. The cost of the investment of the Earnest Money shall be paid from the interest earned thereon before the Title Company pays out such interest or by Purchaser. Upon the closing of the transaction contemplated by this Agreement, the Earnest Money shall be paid to Seller and Purchaser shall receive a credit against the Purchase Price in the amount thereof. If the transaction does not so close, the Earnest Money shall be disbursed in accordance with the terms of this Agreement.

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4.      CLOSING.

Subject to terms and conditions of this Agreement, the closing of the transaction contemplated by this Agreement (the “Closing”) shall take place on the date set forth on Line 9 of the Summary Statement (the “Closing Date”) through escrow with the Title Company, or as the parties shall otherwise agree. On the Closing Date, Seller shall transfer and convey title to the Property to Purchaser free and clear of all liens and encumbrances, other than real and personal property taxes not yet due and payable and such title exceptions as may be permitted pursuant to Section 6 below and in accordance herewith and with the Escrow. Notwithstanding the foregoing, following the Approval Date, Purchaser shall have the right to accelerate the Closing Date to any date selected by Purchaser by providing Seller with at least seven (7) business days’ advance notice thereof and provided that any such acceleration is hereby deemed to automatically waive the Capital Availability Condition, the Estoppel Condition, and any termination rights Purchaser may have stemming from disclosures in Unclean Estoppels (all as defined below).

5.      ESCROW.

This transaction shall be closed through an escrow established with Title Company in accordance with the deed and money escrow instructions in the form attached hereto as Exhibit F (the “Escrow”). The transfer and conveyance of the Property, the payment of funds and the delivery of the Closing Documents (as defined below) and certain other documents required to close the transaction contemplated by this Agreement shall be made through the Escrow. The Closing shall take place so that the Title Policy (as hereinafter defined) will be delivered to Purchaser and Seller shall receive the net sale proceeds on the Closing Date.

6.      TITLE COMMITMENT.

Seller has ordered a current ALTA Form B title commitment (or such other comparable form as may be customary in the state where the Property is located) (the “Title Commitment”) for an owner’s title insurance policy issued by the title company identified in Line 10 of the Summary Statement (the “Title Company”) to be in the amount of the Purchase Price, covering title to the Land, Improvements and Appurtenant Rights, together with legible copies of each of the documents underlying the title exceptions listed therein. Seller has directed the Title Company to promptly deliver the Title Commitment and underlying documentation to Purchaser and the surveyor preparing the Survey (as defined below).

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On or before the date that is three (3) business days before the Approval Date (the “Title Objection Date”), Purchaser will notify Seller in writing (the “Exception Notice”) as to those title exceptions listed in the Title Commitment which it will accept (the “Permitted Exceptions”). If Purchaser fails to provide Seller the Exception Notice on or before the Title Objection Date, the title exceptions listed in the Title Commitment shall be deemed to be Permitted Exceptions and Purchaser shall be deemed to have waived its right to object to such exceptions. Seller shall have the right, but not the obligation, until the sooner of (x) the Closing Date, or (y) the date which is ten (10) days after the date Seller receives the Exception Notice (the sooner of which is hereinafter referred to as the “Title Clearance Date”) to have all title exceptions other than Permitted Exceptions (collectively, the “Unpermitted Exceptions”) removed from the Title Commitment or to have Title Company commit to insure, at Seller’s expense and in a form acceptable to Purchaser in the exercise of its commercially reasonable judgment, against any and all loss or damage that may be occasioned by any such Unpermitted Exceptions. If Seller fails on or before the Title Clearance Date to reasonably demonstrate to Purchaser that the Unpermitted Exceptions have been removed, or in the alternative, that Seller has obtained a commitment for title indemnification or title insurance in a form acceptable to Purchaser in the exercise of its commercially reasonable judgment over such Unpermitted Exceptions, then, in either such case, Purchaser shall, as its sole remedy, have the option (the “Title Election”) to either (i) terminate this Agreement, in which case the parties hereto shall have no further obligations hereunder (except for obligations that are expressly intended to survive the termination of this Agreement), and receive a return of the Earnest Money, or (ii) proceed with Closing, in which case the Purchase Price shall be reduced by an amount equal to the aggregate amount of all tax, judgment, mechanics’ and other liens of a definite and ascertainable amount not in excess of $250,000 that constitute Unpermitted Exceptions and Purchaser shall be deemed to have waived any objection to any other Unpermitted Exceptions. Notwithstanding the foregoing, to the extent that an Unpermitted Exception is in the form of (A) a lien to secure a borrowing of monies by Seller, (B) any other voluntary lien permitted by Seller as evidenced by Seller’s execution of such lien instrument or (C) a mechanics’ lien for work directly contracted for by Seller in writing, then the $250,000 limitation shall not apply to such lien, and Seller shall in any event be obligated to pay the amount of all such liens prior to Closing. If Purchaser fails to notify Seller of its Title Election by the earlier of the Closing Date or five (5) days after the Title Clearance Date, Purchaser shall be deemed to have elected to proceed with the Closing, as set forth in subclause (ii) above. If any Title Commitment update issued subsequent to the date of the Title Commitment or any survey update prepared subsequent to the date of the Survey (as defined below) contains new exceptions or matters which were not contained in the Title Commitment or shown on the Survey, as applicable, then approval, rejection and resolution thereof shall follow the same process as outlined above except that any Exception Notice relating to such new matters shall be delivered within three (3) business days following Purchaser’s receipt of the title or survey update and the Title Clearance Date or Survey Clearance Date relating thereto shall be the sooner of (x) the Closing Date, or (y) the date which is five (5) business days after receipt of such Exception Notice, provided that the parties agree that the Closing Date shall be adjusted such that Seller has at least two (2) business days in which to address such subsequent Exception Notice matters.

7.      SURVEY.

Seller has ordered a survey of the Land and Improvements (the “Survey”), to be dated on or about the Date of Agreement and prepared by a land surveyor licensed by the state in which the Land is located. The Survey shall be certified to Seller, Purchaser, Purchaser’s lender (if any), Title Company, and any other parties reasonably requested by Purchaser, as having been prepared substantially in accordance with the current minimum standard detail requirements for an Urban Land Title Survey jointly adopted by the American Land Title Association and the American Congress of Surveying and Mapping. Seller has directed to surveyor to deliver a copy of the Survey to Purchaser and to the Title Company.

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On or before the date that is three (3) business days before the Approval Date (the “Survey Objection Date”), Purchaser shall notify Seller in writing as to those encroachments, gaps, gores and other matters depicted on the Survey, which Purchaser will not accept (the “Survey Defects”). If Purchaser fails to provide Seller with written notice of any Survey Defects on or before the Survey Objection Date, Purchaser shall be deemed to have waived its right to object to matters of survey (and to any related title exceptions raised on the Title Commitment in connection with survey matters). Seller shall have the right, but not the obligation, until the sooner of (x) the Closing Date, or (y) the date which is ten (10) days after the date Seller receives notice of the Survey Defects (the soonest of which is hereinafter referred to as the “Survey Clearance Date”) to have the Survey Defects removed from the Survey or to have Title Company commit to insure, at Seller’s expense and in a commercially reasonable form acceptable to Purchaser in the exercise of its commercially reasonable judgment, against any and all loss or damage that may be occasioned by any such Survey Defect. If Seller fails on or before the Survey Clearance Date to reasonably demonstrate to Purchaser that the Survey Defects have been removed, or in the alternative, that Seller has obtained a commitment for title indemnification or title insurance in a commercially reasonable form acceptable to Purchaser in the exercise of its commercially reasonable judgment over such Survey Defect, then, in either case, Purchaser shall, as its sole remedy, have the option (the “Survey Election”) to either (i) terminate this Agreement, in which case the Earnest Money shall be returned to Purchaser and the parties hereto shall have no further obligations hereunder (except for obligations that are expressly intended to survive the termination of this Agreement), or (ii) proceed with Closing, in which case Purchaser shall be deemed to have waived any objection to such Survey Defects. If Purchaser fails to notify Seller of its Survey Election by the earlier of the Closing Date or five (5) days after the Survey Clearance Date, Purchaser shall be deemed to have elected to proceed with the Closing as set forth in subclause (ii) above.

8.      REPRESENTATIONS AND WARRANTIES.

(a)      As used in this Section 8, references to “Seller’s actual knowledge” shall mean the actual knowledge of Timothy McChesney, a managing director of Pearlmark Real Estate Partners, L.L.C. and John Osmond of Broadreach Capital Partners, who are the persons with primary responsibility for the Property on behalf of Seller, without investigation or inquiry of any other person or entity. Seller represents and warrants to Purchaser, as of the Date of Agreement and again on the Closing Date, as follows:

(i)      (x) except as shown on the current rent roll provided by Seller to Purchaser contemporaneously with the delivery of this Agreement on the Date of Agreement and the Title Commitment or the Licenses (as to the representation made under this Section 8(a)(i) on and as of the Date of Agreement) there are no persons in possession or occupancy of the Property, or any part thereof, nor are there any persons who have possessory rights with respect to the Property or any part thereof, and (y) except as shown on the rent roll delivered on the Closing Date pursuant to Section 11(b) below and the Title Commitment or the Licenses (as to the representation made under this Section 8(a)(i) on and as of the Closing Date) there are no persons in possession or occupancy of the Property, or any part thereof, nor are there any persons who have possessory rights with respect to the Property or any part thereof;

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(ii)      Except as set forth on Schedule 8 hereto or with respect to environmental laws and Hazardous Substances which are covered by Section 8(a)(viii) rather than this clause (ii), during its period of ownership Seller has received no written notice from any governmental authority and has no actual knowledge of any violation of applicable laws, ordinances or regulations related to the Property or the occupancy thereof which have not been heretofore corrected;

(iii)      Neither the execution or delivery of this Agreement, the consummation of the transaction contemplated hereby, nor the fulfillment of or compliance with the terms and conditions hereof conflict with or result in a material breach of any of the terms, conditions or provisions of any material agreement or instrument to which Seller is a party or by which Seller is bound;

(iv)      Except as set forth on Exhibits D or H (x) there are no leasing commissions now or hereafter due with respect to the Leases for any current terms or exercised renewals, extensions or expansions, and(y) Seller has entered into no leasing brokerage or leasing commission agreements with respect to the Property, where a commission or fee has been earned but not fully paid;

(v)      There are no contracts or agreements materially affecting the operation of the Land or the Improvements (including without limitation management, maintenance, service, supply, purchase, sale, consulting, advertising, promotion, public relations, commission or brokerage, and construction contracts, agreements, commitments, guarantees and warranties but excluding specifically any loan documentation being satisfied at Closing and any agreements or instruments set forth in the Title Commitment) which will survive Closing and be binding upon Purchaser except as disclosed in Exhibits D and H attached hereto; except as may be disclosed in any estoppel letter received from any tenants and delivered to Purchaser in accordance with this Agreement, Seller has received no written notice from any party of any breach, default or failure to perform under any Contracts or Leases that has not heretofore been cured; and Seller has delivered no notice to any other party to any such Contracts or Leases alleging any breach thereunder which has not heretofore been cured;

(vi)      Except as set forth on Schedule 8, there are no claims, causes of action, lawsuits or legal proceedings pending or, to Seller’s actual knowledge, threatened, against Seller or the Property regarding the ownership, use or possession of the Property, including without limitation condemnation or similar proceedings;

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(vii)      Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business under the laws of the jurisdiction where the Land is located. Seller has all necessary power and authority to enter into this Agreement and to consummate all of the transactions contemplated herein. The individuals executing this Agreement on behalf of Seller (or on behalf of any managers, members or partners of Seller) are duly authorized to execute, deliver and perform this Agreement on behalf of Seller (or on behalf of any managers, members or partners of Seller) and to bind Seller. This Agreement and all documents to be executed by Seller and delivered to Purchaser hereunder (A) are and will be the legal, valid and binding obligations of Seller, enforceable in accordance with their terms, (B) do not or will not contravene any provision of Seller’s organizational documents or any existing laws and regulations applicable to Seller or the Property and (C) will not conflict with or result in a violation of any agreement, instrument, order, writ, judgment or decree to which Seller is a party or is subject or which governs the Property;

(viii)      To Seller’s actual knowledge, (1) except as may be set forth in any environmental audits, investigations or reports provided by Seller hereunder or obtained by or on behalf of Purchaser or Purchaser’s lender prior to the Approval Date, during the period of time that Seller has owned the Property, (A) Seller has not conducted or authorized the generation, transportation, storage, treatment or disposal at or from the Property of any Hazardous Substances (as defined in Section 21) in violation of any applicable environmental laws, and (B) Seller has not received any written notice of, any generation, transportation, storage, treatment or disposal at or from the Property of any Hazardous Substances in violation of any applicable environmental laws which has not heretofore been corrected, and (2) Seller is not in possession of any environmental audits, investigations or reports other than as set forth on Schedule 8;

(ix)      Seller has no employees;

(x)      The copies of the Rent Rolls, Leases and Contracts delivered to Purchaser by or on behalf of Seller are true, correct and complete copies of such Rent Rolls, Leases and Contracts used by Seller in the ordinary course of owning and operating the Property, and to Seller’s actual knowledge, the copies of the Rent Rolls and Leases true are correct and complete copies thereof;

(xi)      The security deposits in Seller’s possession as of the Date of Agreement under the Leases are set forth on Exhibit C hereto;

(xii)      To Seller’s actual knowledge, except for Purchaser, no person or entity, including any tenant under any Lease, has any right or option to purchase the Property.

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(b)      Purchaser represents and warrants to Seller, now and again on the Closing Date, that: (i) Purchaser has all necessary power and authority to enter into this Agreement and to consummate all the transactions contemplated herein, (ii) the individual(s) executing this Agreement on behalf of Purchaser are duly authorized to execute, deliver and perform this Agreement on behalf of Purchaser and to bind Purchaser and (iii) this Agreement and all documents to be executed by Purchaser and delivered to Seller or the Title Company hereunder (A) are and will be the legal, valid and binding obligations of Purchaser, enforceable in accordance with their terms, (B) do not or will not contravene any provision of Purchaser’s organizational documents or any existing laws and regulations applicable to Purchaser, and (C) will not conflict with or result in a violation of any agreement, instrument, order, writ, judgment or decree to which Purchaser is a party or is subject.

(c)      All of the representations and warranties of Seller and Purchaser contained in this Agreement or in any of the Closing Documents are material, none shall merge into the deed herein provided for and all shall survive the Closing Date or termination of this Agreement for a period of six (6) months (the “Survival Period”). All rights of Purchaser hereunder or under any of the Closing Documents, with respect to any surviving representation, warranty, covenant or indemnity shall be deemed waived if Purchaser does not, by written notice to Seller, advise Seller of any alleged breach of representation, warranty or covenant, or any alleged indemnification obligation, prior to the expiration of the Survival Period and if not otherwise resolved to Purchaser’s satisfaction, filed suit within three (3) months after the end of the Survival Period. Subject to the limitation set forth in the immediately preceding sentence, all remedies shall be those set forth in Section 17 below, and notwithstanding anything herein to the contrary, other than with respect to amounts payable hereunder for brokerage fees for the purchase and sale contemplated hereby, leasing commissions and other lease obligations for which Seller is responsible pursuant to this Agreement and liability under Seller Estoppel Certificates, Seller’s liability under any representation, warranty, covenant or indemnity made hereunder or in any of the Closing Documents shall in no event exceed the aggregate Seller’s Maximum Liability (as hereinafter defined). The provisions of this Section 8(c) shall survive the Closing.

9.      SELLER’S COVENANTS.

From and after the Date of Agreement through the Closing Date (or the earlier termination of this Agreement), Seller and Seller’s agents shall at Seller’s expense:

(a)      use commercially reasonable efforts to deliver to Purchaser, a “clean” (as defined below) estoppel letter substantially in the form attached as Exhibit I-1 (or, with respect to any tenant, such other form or requirements as may be provided for in such tenant’s Lease), certified to Purchaser from each tenant at the Property. However, obtaining such estoppel letters at least three (3) business days prior to the Closing from tenants who in the aggregate occupy at least eighty-five percent (85%) of the aggregate occupied rentable space of the Property and including specifically the Internal Revenue Service, Berry Petroleum and Promontory Financial (individually and collectively, the “Major Tenants”) shall be the “Estoppel Condition”. For the purposes hereof, a Tenant estoppel certificate shall be deemed "clean" if it is in the form provided for above, does not omit or reflect any material adverse modification of any material provision, does not raise any material issue or conflict with the copy of the applicable Lease provided by Seller to Purchaser, does not allege the existence of any default under the Lease and is dated not

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more than 65 days prior to the Closing Date. Reasonably promptly after the Date of Agreement, Seller will deliver to Purchaser completed forms of estoppel certificates, in the form attached as Exhibit I-1 (or, with respect to any tenant, such other form or requirements as may be provided for in such tenant’s Lease) for all tenants. Within ten (10) business days following Purchaser's receipt thereof, Purchaser will send to Seller notice either (i) approving such forms as completed by Seller or (ii) setting forth in detail all changes to such forms which Purchaser believes to be appropriate to make the completed forms of estoppel certificates accurate and complete but Purchaser shall not request any changes which request more expansive information. Seller and Purchaser shall work in good faith to resolve any differences regarding the appropriate information to be included in the estoppels. Thereafter Seller shall deliver such estoppel letters to the tenants. Seller’s failure to satisfy the Estoppel Condition, despite using commercially reasonable efforts to do so, shall in no instance constitute a default by Seller under this Agreement and in the event of such failure, Purchaser’s sole right shall be either to terminate this Agreement in which case the Earnest Money, and all interest earned thereon, shall be returned to Purchaser, or to waive the Estoppel Condition (to the extent not satisfied) and proceed with the Closing. In the event that Seller has received “clean” estoppels from each of the Major Tenants, but is unable to satisfy the Estoppel Condition with the requisite tenant estoppel letters from tenants other than the Major Tenants, Seller shall be entitled to deliver its own certificate (a “Seller Estoppel Certificate”), substantially in the form of Exhibit I-2, prior to the Closing Date with respect to such tenant(s) (other than the Major Tenants) as may be required in order to satisfy the Estoppel Condition and, if delivered, each such Seller Estoppel Certificate shall be deemed the equivalent of a tenant estoppel letter from the applicable tenant and the representations and warranties in such Seller Estoppel Certificate shall survive the Closing Date until the sooner of the date the applicable tenant delivers the requisite tenant estoppel letter or the end of the Survival Period. Notwithstanding the foregoing, the parties agree that Seller shall have a one-time right to extend the Closing Date for up to 30 days in order to attempt to satisfy the Estoppel Condition upon the giving of notice of such election to Purchaser at least two (2) business days prior to the then existing Closing Date. Further notwithstanding, at or prior to Closing, and in any event promptly after Seller determines the relevant issues cannot be resolved with the tenant, on an informational basis only and without conferring any rights with respect thereto, Seller shall provide to Purchaser copies of any estoppel letters which are not “clean” received from tenants not needed to satisfy the Estoppel Condition (ie, any of the 15%) (the “Unclean Estoppels”). If the Unclean Estoppels disclose (x) any uncured default by the landlord under the Lease, (y) any defense or offset against the payment of rent, or (z) any tenant improvement allowances, landlord work obligations or free rent entitlements which are not identified on Exhibit H attached hereto and which are not contained in the copies of the Leases provided by Seller to Purchaser, and any such disclosures in the Unclean Estoppels could in Purchaser’s commercially reasonable judgment result in a cost of more than $300,000 in the aggregate to cure or satisfy landlord’s obligations with respect to same, Purchaser shall have the right to terminate this Agreement upon notice to Seller in which event the Earnest Money and all interest earned thereon shall be delivered to Purchaser and the parties hereto shall have no further obligations hereunder (except for obligations that are expressly intended to survive termination of this Agreement). In addition, Seller agrees that upon the request of

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Purchaser prior to the Approval Date, Seller shall deliver to the tenants at the Property, a reasonable form of subordination non-disturbance and attornment agreement prepared by Purchaser (“SNDA”) and shall request that the tenants execute and return the SNDAs prior to Closing. Purchaser expressly agrees that the failure to obtain SNDAs is not a default or breach by Seller under this Agreement nor is the receipt of any SNDAs a precondition to Purchaser’s obligations hereunder.

(b)      maintain the Property in the condition in which it existed as of the Date of Agreement, normal wear and tear and casualty excepted, free from mechanics’ liens, and operate the Property in a manner consistent with current practice;

(c)      maintain fire and extended coverage insurance policies, and public liability insurance policies with respect to the Property in accordance with Seller’s routine practice which is at least equivalent in all material respects to Seller's insurance policies covering the Improvements as of the Date of Agreement;

(d)      not, after the Approval Date, (i) amend, waive any rights under, terminate or extend any Lease, Contract or License, or (ii) enter into new leases, contracts and licenses, in each case without Purchaser’s prior written consent, which consent may be withheld in Purchaser’s sole and absolute discretion. However, prior to the Approval Date, and without Purchaser’s consent, Seller shall have the right to enter into new leases, contracts and licenses, amend and extend leases, contracts and licenses, expand demised premises, enforce and terminate leases, contracts and licenses, provided that Seller gives written notice of such activity to Purchaser reasonably promptly thereafter (and, in any event, at least one (1) business day prior to the Approval Date);

(e)      upon at least twenty-four (24) hours’ notice to Seller, permit Purchaser, its engineer, architect or other agents, during normal business hours (or such other times as are reasonable), to enter onto the Land for the purpose of making inspections thereof;

(f)      promptly advise Purchaser in writing of any changes in circumstances that would render the representations and warranties made by Seller herein false or misleading in any material respect together with reasonable supporting evidence thereof; and

(g)      upon written notice from Purchaser on or before the Approval Date, (1) terminate all Contracts designated by Purchaser, effective as of Closing in the case where Closing occurs July 1, 2013 or later, or (2) give appropriate notice of termination of all Contracts designated by Purchaser in the case where Closing is accelerated and occurs prior to July 1, 2013, and Seller shall be responsible for any termination fees or cancellation fees which are payable in connection with the termination of such Contracts. Notwithstanding anything to the contrary contained in this Section 9(g), (i) Purchaser shall not have the right to request Seller to terminate any Contract designated as “not terminable” on Exhibit D, and (ii) Seller shall not assign and Purchaser may not assume any Contract designated as “not assignable” on Exhibit D. Notwithstanding the foregoing, the parties agree that Purchaser requires that Seller terminate its property management agreement and its leasing agreement for the Property effective as of Closing, regardless of whether separate notice is given.

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(h)      Prior to a termination of this Agreement, Seller shall not offer the Property for sale or refinance to any third party, nor negotiate, solicit, entertain or accept any offers to purchase or refinance the Property, other than Leases, Licenses or other interests permitted or entered into in accordance with the terms of this Agreement; provided, however, nothing contained herein shall be construed to prohibit direct or indirect transfers of interests in Seller or any constituent member thereof, and such transfers shall be permitted; provided that same do not cause Seller to be in default of this Agreement or render any of Seller’s representations untrue.

10.      APPROVAL DATE.

(a)      During the period (the “Inspection Period”) from the Date of Agreement through the Approval Date identified in Line 8 of the Summary Statement (the “Approval Date”) and at all times thereafter until the Closing, (A) Seller shall permit Purchaser and its agents to examine, at all reasonable times, the books and records (including without limitation historical financial and operating statements) in Seller’s possession or control relating to the Property, (B) Purchaser and its agents shall have the right, at all reasonable times, to (I) inspect the Land, Improvements, Appurtenant Rights and Personal Property, (II) review the Leases, the Contracts and the Licenses, (III) interview the tenants and any property manager, and (IV) conduct geophysical feasibility tests of the Property and environmental audit or audits of the Property (with copies of the reports relating to such audits delivered to Seller when completed), including sampling, and (C) Purchaser and its agents shall be given complete access to the Property for the purpose of making such tests, inspections and investigations. All of the foregoing inspections, reviews, interviews, tests, investigations and studies to be conducted under this Section 10(a) by Purchaser shall be subject to the following:

(i)      Such studies, tests, inspections, interviews, reviews and investigations shall take place during normal business hours upon reasonable notice to Seller or its designated agents and Seller’s consent shall be required prior to the performance of any drilling, boring or other invasive sampling, testing or procedures and Seller shall be entitled to be present during any such investigation or interview;

(ii)      In the event the Closing does not occur, Purchaser shall promptly return to Seller any documents obtained from Seller or Seller’s agents;

(iii)      Purchaser shall not suffer or permit any lien, claim or charge of any kind whatsoever to attach to the Property or any part thereof; and

(iv)      Such tests, investigations and studies shall be at Purchaser’s sole cost and expense and shall not unreasonably interfere with the operation of the Property. In the event of any damage to the Property caused by Purchaser, its agents, engineers, employees, contractors or surveyors (including without limitation pavement, landscaping and surface damage), Purchaser shall pay the cost incurred by Seller to restore the Property to the condition existing prior to the performance of such tests, investigations or studies; such obligation shall survive the termination of this Agreement.

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Purchaser shall defend, indemnify and hold Seller harmless from any and all liability, cost and expense (including without limitation reasonable attorneys’ fees, court costs and costs of appeal) suffered or incurred by Seller for death or injury to persons or property caused by or arising out of Purchaser’s or its agents’ reviews, interviews, investigations, tests, studies and inspections of the Property; such obligation shall survive indefinitely the Closing or the earlier termination of this Agreement. Prior to commencing any such tests, studies and investigations, Purchaser shall maintain and shall furnish to Seller a certificate of insurance evidencing comprehensive general public liability insurance insuring the person, firm or entity performing such tests, studies and investigations and listing Seller and Purchaser as additional insureds thereunder. If, in the sole discretion and at the sole election of Purchaser, for any or no reason, Purchaser elects not to purchase the Property, Purchaser may terminate this Agreement as provided below. If Purchaser notifies Seller, in writing, on or before 5:00 p.m. (Chicago time) on the Approval Date of Purchaser’s election to terminate this Agreement,this Agreement shall terminate, the Earnest Money and all interest earned thereon shall be delivered to Purchaser and the parties hereto shall have no further obligations hereunder (except for obligations that are expressly intended to survive termination of this Agreement). In the event of such termination, Purchaser shall promptly following such termination destroy (except as otherwise required by law to be retained by Purchaser) or deliver to Seller copies of all documents, studies and reports obtained by Purchaser in connection with its due diligence (which obligation shall survive the termination of this Agreement). If Purchaser fails to notify Seller, in writing, on or before 5:00 p.m. (Chicago time) on the Approval Date, of Purchaser’s election to terminate this Agreement, Purchaser’s right to terminate this Agreement under this Section 10(a) shall expire.

(b)      The obligation of Purchaser to close the transaction contemplated by this Agreement is further subject to the following conditions (any of which may be waived by Purchaser in its sole and absolute discretion): (i) all of the representations and warranties of Seller contained in this Agreement are true and correct, in all material respects, at the Date of Agreement and as of the Closing Date, (ii) all of the obligations and duties of Seller to be performed hereunder and per the Escrow on or before the Closing Date have been substantially completed in a timely manner, (iii) as of the Closing Date the Leases for each Major Tenant shall be in full force and effect, (iv) as of the Closing Date, Seller shall have not sent nor received written notice of a material breach, default or failure to perform by Seller or any such Major Tenant under any of the Major Tenant’s Leases that has not been heretofore cured and no default shall exist under any such Major Tenant Lease, (v) on or prior to the Closing Date no Major Tenant shall have initiated or had initiated against it any insolvency, bankruptcy, receivership or similar proceeding which has not been dismissed, (vi) the Title Company is committed to issue the Title Policy in accordance with Section 11 and the Escrow, subject only to the Permitted Encumbrances and any Purchaser Exceptions, and (vii) the Capital Availability Condition (as defined below) shall have been satisfied or waived in writing or deemed waived as set forth herein. “Capital Availability Condition” shall mean the determination by Purchaser, in its sole, absolute and unreviewable discretion, that Purchaser shall have available to it sufficient funds as

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designated by Purchaser to consummate the transaction contemplated by this Agreement on the Closing Date. Notwithstanding anything herein to the contrary, Purchaser shall notify Seller in writing whether or not the Capital Availability Condition has been satisfied not later than June 21, 2013 (the “Capital Availability Notice”). If the Capital Availability Notice confirms the condition is satisfied, then the parties shall proceed to Closing in accordance with the terms of this Agreement and the Escrow. If the Capital Availability Notice confirms the condition is not satisfied, then this Agreement shall terminate, the Earnest Money and all interest earned thereon shall be delivered to Purchaser and the parties hereto shall have no further obligations hereunder (except for obligations that are expressly intended to survive termination of this Agreement). In the event Purchaser fails to deliver the Capital Availability Notice on or before June 21, 2013, the Capital Availability Condition shall be deemed to have been satisfied, and the parties shall proceed to Closing in accordance with the terms of this Agreement and the Escrow. Purchaser shall give written notice to Seller within five (5) days after Purchaser’s receipt of any notice disclosing that any Seller representation and warranty is no longer true and correct; provided, however, that Purchaser’s failure to give such written notice shall in no instance constitute a default by Purchaser under this Agreement but shall instead only serve to bar Purchaser from raising such matter as a failure of a condition precedent to Purchaser’s obligation to close the transaction. Purchaser’s election to proceed with the Closing shall result in Purchaser’s waiver of any remedy resulting from the incorrectness in such representation or warranty or from the incorrectness in any other representation or warranty of Seller of which Purchaser shall have knowledge at or prior to Closing. The foregoing waiver shall survive the Closing. Purchaser's closing of the purchase of the Property shall evidence Purchaser's satisfaction with or waiver of each of the foregoing conditions. If any condition to Purchaser's obligation to close and pay the Purchase Price is not satisfied at Closing, then except to the extent such failure is the result of Seller’s default under this Agreement, as Purchaser's sole and exclusive remedy, Purchaser may terminate this Agreement by giving notice to Seller in which event this Agreement shall terminate, the Earnest Money and all interest earned thereon shall be delivered to Purchaser and the parties hereto shall have no further obligations hereunder (except for obligations that are expressly intended to survive termination of this Agreement).

(c)      Prior to the Closing or if the Closing does not occur, the terms and conditions of this Agreement, and all information, data and documents relating to the Property (including without limitation those furnished pursuant to the terms and provisions of Section 11(a)) obtained by Purchaser from Seller or any other party or discovered by Purchaser during the term of this Agreement, shall be maintained by Purchaser in strict confidence in accordance with the terms of the separate confidentiality agreement entered into by Purchaser and dated January 22, 2013 (the “Confidentiality Agreement”); provided that Purchaser shall be entitled to disclose such information to actual and prospective lenders and/or investors, but only if Purchaser advises the party to whom such information is shared of the confidentiality restrictions set forth in the Confidentiality Agreement. If the Closing occurs, the Confidentiality Agreement shall automatically terminate as of the Closing Date. Notwithstanding anything to the contrary contained herein, Purchaser may disclose any information with respect to the transaction contemplated by this Agreement to and as required by the U.S. Securities and Exchange Commission.

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(d)      Prior to Closing or earlier termination of this Agreement, the terms and conditions of this Agreement shall be maintained by Seller in strict confidence and shall not be revealed to any other party except to Seller and Seller’s direct and indirect members/partners and their respective employees, managers, officers, contractors, agents, investors, lenders, attorneys and financial advisors. Notwithstanding anything to the contrary contained herein, nothing herein shall prohibit Seller from making any financial statement disclosure or any disclosure required by subpoena, court order or similar legal process or requirement, or applicable law.

11.      DELIVERY OF DOCUMENTS.

(a)      During the Inspection Period, Seller shall provide Purchaser with access to, or otherwise make available to Purchaser the following, to the extent in the possession or control of Seller:

(i)      the most recent (for the prior three (3) years) real estate and personal property tax bills, notices of assessed valuation and utility bills relating to the Property;

(ii)      certificates of occupancy, floor plans, “as built” or working drawings, site plans, specifications and the most recent survey and title policy relating to the Property;

(iii)      the Rent Roll as of the Date of Agreement, Leases and any material correspondence with respect thereto;

(iv)      the Contracts and Licenses;

(v)      statements of operations for the past two (2) complete calendar years and year to date for the current year and general ledgers maintained or prepared for the Property;

(vi)      all material audits, reports, test results, notifications and correspondence relating to the environmental condition of the Property;

(vii)      all material correspondence and notices to or from any taxing authorities, governmental agencies, utilities or vendors with respect to the Property;

(viii)      the 2013 operating budget, a current delinquency report and prepaid rent report for the Property;

(ix)      a current insurance loss run for the Property covering Seller’s period of ownership;

(x)      materials evidencing the CAM reconciliations for the past two years.

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All materials described in Section 11(a) are available for review in Seller’s office, the office of Seller’s property manager or on a website or similar electronic database maintained by or on behalf of Seller.

(b)      On or before the Closing Date, Seller shall deliver the following documents (the “Closing Documents”) the Title Company (or to Purchaser, as noted below), all duly executed by Seller, where appropriate, each of which shall be a condition precedent to Purchaser’s obligation to close the transaction contemplated by this Agreement (and one or more of which may be waived in writing by Purchaser, in its sole discretion, on or prior to the Closing Date):

(i)      a recordable special warranty deed, in the form of Exhibit G-1 attached hereto, subject only to the Permitted Exceptions;

(ii)      a bill of sale, in the form of Exhibit G-2 attached hereto;

(iii)      an assignment and assumption, in the form of Exhibit G-3 attached hereto (the “Assignment and Assumption”), two originals;

(iv)      to the extent required by the Title Company, an ALTA statement or owner’s affidavit in customary form;

(v)      Seller’s counterpart of a closing and proration statement;

(vi)      a certification of nonforeign status satisfying Section 1445 of the Internal Revenue Code of 1986, as amended;

(vii)      executed counterparts of real estate transfer declarations, if applicable;

(viii)      evidence of Seller’s existence and authority to perform its obligations under this Agreement, in form and substance reasonably satisfactory to the Title Company;

(ix)      all keys and access cards to, and combinations to locks and other security devices located at, the Property, if applicable (to be delivered to Purchaser);

(x)      all of the original Leases, Contracts and Licenses in possession of Seller (to be delivered to Purchaser), together with (A) a letter from Seller advising the tenants under the Leases of the assignment of their respective Leases to Purchaser in the form of Exhibit L hereto; and (B) evidence of termination of Contracts designated by Purchaser, if applicable;

(xi)      a current Rent Roll;

(xii)      all letters of credit and other non-cash security deposits for which Purchaser is not receiving a credit under Section 14 below, together with documents of assignment running in favor of Purchaser, if any (to be delivered to Purchaser);

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(xiii)      a certificate in the form of Exhibit J recertifying the representations and warranties set forth in Section 8(a) above as of the Closing Date;

(xiv)      such other documents, instruments, gap undertakings, consents or agreements as may be reasonably requested by the Title Company or the escrow agent, in order to issue to Purchaser an owner’s title insurance policy in the amount of the Purchase Price, subject only to the Permitted Exceptions and any Purchaser Exceptions (as defined below) and with such curative endorsements as are required by this Agreement and any commercially reasonably available non-curative endorsements which Purchaser has requested (the “Title Policy”); it being understood that the Title Policy may be issued at Closing in the form of the Title Commitment or a pro forma title policy, hand-marked and initialed by the Title Company, and dated as of the Closing Date, so as to be the equivalent of the Title Policy; and

(xv)      a novation agreement in the form of Exhibit G-4 attached hereto (the “Novation Agreement”) with respect to each GSA Lease, three originals.

(c)      On or before the Closing Date, Purchaser shall deliver the following to Seller or the Title Company, as appropriate, in form and substance reasonably acceptable to Seller, all duly executed by Purchaser, where appropriate, each of which shall be a condition precedent to Seller’s obligation to close the transaction contemplated by this Agreement:

(i)      executed counterparts of the real estate transfer declarations described above;

(ii)      counterparts of the Assignment and Assumption, two originals;

(iii)      counterparts of the Novation Agreement with respect to each GSA Lease, three originals;

(iv)      counterparts of the closing and proration statement;

(v)      a copy of the resolutions or consent of Purchaser authorizing the transaction contemplated by this Agreement or other satisfactory evidence of authorization;

(vi)      to the extent required by the Title Company, an ALTA statement or title affidavit in customary form;

(vii)      the Purchase Price, plus or minus prorations and adjustments; and

(viii)      such other documents, instruments or agreements as may be reasonably requested by Seller or Title Company or the escrow agent, in order to issue the Title Policy free of any exceptions raised due to the actions or omissions of Purchaser or its agents or contractors (the “Purchaser Exceptions”), and to otherwise consummate the Closing.

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12.      FIRE OR CASUALTY.

In the event of damage to the Property by fire or other casualty prior to the Closing Date, Seller shall promptly notify Purchaser of such fire or other casualty. If the fire or other casualty causes damage which would cost in excess of 5% of the Purchase Price to repair (as reasonably determined by Seller in good faith) or entitles any Major Tenant to terminate its Lease and such Major Tenant has not waived the right to so terminate, then Purchaser may elect, by written notice to be delivered to Seller on or before the sooner of (i) the twentieth (20th) day after Purchaser’s receipt of such notice or (ii) the Closing Date, to either: (a) close the transaction contemplated by this Agreement and receive all insurance claims and proceeds payable to Seller as a result of such fire or other casualty (including any rental interruption insurance for the period following Closing), with the same being paid or assigned to Purchaser at Closing together with a credit for any applicable deductibles or (b) terminate this Agreement, and receive a return of the Earnest Money in which case the parties hereto shall have no further obligations hereunder (except for obligations that are expressly intended to survive the termination of this Agreement). If the damage to the Property by fire or other casualty prior to the Closing Date would cost less than or equal to 5% of the Purchase Price to repair (as reasonably determined by Seller in good faith) or any Major Tenant with a right to terminate its Lease as a result of the casualty has waived the right to terminate, Purchaser shall not have the right to terminate its obligations under this Agreement by reason thereof, and Seller shall have the right to elect to either repair and restore the Property if such repair or restoration may be completed prior to the Closing Date or to assign and transfer to Purchaser on the Closing Date all of Seller’s right, title and interest in and to all insurance proceeds paid or payable to Seller on account of such fire or casualty together with a credit for any applicable deductibles (including any rental interruption insurance for the period following Closing). Assuming Purchaser does not terminate pursuant to Section 10(a), after the Approval Date Seller shall have Purchaser named as a co-loss payee on Seller’s rental interruption insurance, and shall assist Purchaser post-Closing in making any claims with respect to same. The provisions of this Section 12 shall survive the Closing.

13.      CONDEMNATION.

If, prior to the Closing Date, all or any part of the Property is taken by condemnation or a conveyance in lieu thereof, or if Seller receives notice of a condemnation proceeding with respect to the Property, then Seller shall promptly notify Purchaser of such condemnation or conveyance in lieu thereof. If the taking or threatened taking involves a material portion of the Property (hereinafter defined), Purchaser may elect, by written notice to be delivered to Seller on or before the sooner of (i) the twentieth (20th) day after Purchaser’s receipt of such notice, or (ii) the Closing Date, to terminate this Agreement, in which event the Earnest Money shall be returned to Purchaser, and the parties hereto shall have no further obligations hereunder (except for obligations that are expressly intended to survive the

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termination of this Agreement). If Purchaser elects to close this transaction notwithstanding such taking or condemnation, Purchaser shall be entitled to any award given to Seller as a result of such condemnation proceedings, with the same being paid or assigned to Purchaser at Closing. As used herein, a taking of a “material portion of the Property” means any part of the Property reasonably required for the operation of the Property in the manner operated on the date hereof or the loss of parking such that the Property would no longer satisfy the parking requirements of applicable zoning laws or of the Leases, if any, or that entitles any Major Tenant to terminate its Lease and such Major Tenant has not waived the right to so terminate. If any taking or threatened taking does not involve a material portion of the Property, Purchaser shall be required to proceed with the Closing, in which event Seller shall assign to Purchaser any award given to Seller (or the right to receive any such award) as a result of such condemnation proceedings.

14.      ADJUSTMENTS AND PRORATIONS.

Adjustments and prorations with respect to the Property shall be computed and determined between the parties as of 12:01 a.m. on the Closing Date (as if Purchaser were vested with title to the Property during the entire Closing Date) as follows:

(a)      General real estate taxes, special assessments and personal property taxes shall be prorated as of the Closing Date as set forth below, and Seller or Purchaser shall receive a credit at Closing, as appropriate. Without affecting the obligations set forth in this Section 14(a), the prorations for real and personal property taxes shall be equitably adjusted to reflect any such items directly paid by tenants to the applicable third-party payees). If final taxes or special assessments attributable to 2013 (and commonly payable in 2014) are not known as of the Closing, the parties agree to reprorate when such amounts become known. At Closing, Purchaser shall receive a credit for the second installment of 2012 taxes payable in June 2013, if not previously paid, and a per diem credit for 2013 taxes based on the known 2012 tax bills with the 2013 amount being subject to reproration once the final 2013 bills are available, provided however that Seller shall not be responsible for any increases in such taxes resulting from the sale contemplated hereby. Furthermore, a number of tenants under GSA leases pay their tax true ups for a given year shortly after the final taxes for such year are payable. Consequently, for 2012 taxes Seller is expecting a tax true up payment in July 2013 for 2012 taxes which amount the parties agree, is entirely due and owing Seller. Then for the 2013 taxes, the last installment of which will become due and payable in June 2014, such GSA tenants will pay their full 2013 tax payment shortly thereafter and such payment will need to be prorated between Seller and Purchaser. In order to avoid extending the timeline for adjusting the 2013 GSA tax payment amounts into late 2014, Seller and Purchaser agree that with respect to the GSA tenants, at such time as the 2013 tax bills become available, in addition to calculating the tax proration itself, the parties will calculate the GSA 2013 tax payment amounts under the GSA leases and prorate such amounts between them after which when such payments are made by the GSA, they shall be retained in full by Purchaser.

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(b)      All rents and other sums receivable from tenants of the Property, which were earned and attributable to the period prior to the Closing Date, will be retained by Seller to the extent that such rents have been collected on or before the Closing Date. Rents earned and attributable to the period beginning on the Closing Date and thereafter will be paid to Purchaser by the tenants, or credited to Purchaser at Closing (if such rents are received by Seller prior to the Closing Date). Seller shall not be entitled to any credits at Closing for any unpaid or delinquent rents as of the Closing Date. All payments from tenants, on account of rent or otherwise, received by Seller after the Closing Date, whether attributable to the period prior to or after the Closing Date, shall be deemed to be held in trust by Seller for Purchaser and shall be promptly delivered to Purchaser by Seller for application as provided in this Section 14(b). All payments from tenants, on account of rent or otherwise, received after the Closing Date by Purchaser and all amounts received from Seller by Purchaser pursuant to the immediately preceding sentence, shall be applied first to rent or other sums then due under the Leases attributable to the period beginning on the Closing Date and continuing thereafter, and then to payment to Seller on account of rents which were earned and attributable to the period prior to the Closing Date but which were not paid prior to Closing. Any customary out-of-pocket costs incurred by Purchaser in collection of delinquent rentals shall be deducted by Purchaser prior to the payment to Seller on account of delinquent rentals as provided herein. Purchaser shall use commercially reasonable efforts to collect or attempt to collect delinquent rentals. Seller shall not have the right to contact tenants to request payment of delinquent rentals after the Closing Date, institute legal proceedings to collect such delinquent rentals, or evict any tenant.

(c)      On the Closing Date, Seller shall deliver to Purchaser in cash, as a credit against the Purchase Price or as an adjustment to the prorations provided for elsewhere in this Section 14, as appropriate, an amount equal to all cash security deposits made by tenants occupying the Property which were paid to Seller by such tenants and which shall not have been applied by Seller or otherwise pursuant to the Leases, together with interest owing thereon pursuant to the applicable Lease, if any, and together with a listing of the tenants to which such deposits and interest are owing.

(d)      All amounts payable, owing or incurred in connection with the Property under the Contracts to be assumed by Purchaser under the Assignment and Assumption shall be prorated as of the Closing Date and Seller shall be responsible for all amounts payable under the Contracts which are to be terminated as of Closing in accordance with the terms of this Agreement.

(e)      All utility deposits, if any, may be withdrawn by and refunded to Seller, and Purchaser shall make its own replacement deposits for utilities as may be required by the respective utilities involved.

(f)      The Earnest Money shall be paid to Seller at Closing and Purchaser shall be entitled to a credit against the Purchase Price in the amount thereof.

(g)      All utility charges that are not separately metered to tenants shall be prorated to the Closing Date and Seller shall obtain a final billing therefor and pay any amounts owing therein for the period prior to the Closing Date and Purchaser shall pay any amounts owing for the period on and after the Closing Date. To the extent that utility bills cannot be handled in the foregoing manner, they shall be prorated as of the Closing Date based on the most recent bills available and reprorated when such final bills become known.

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(h)      Purchaser shall pay its pro rata share (based on the portion of the lease term from and after Closing), with Seller responsible for its pro rata share (based on the portion of the lease term prior to Closing) of all leasing commissions, tenant improvement costs and free rent payable with respect to new Leases and extensions and expansions of existing Leases in each case entered into after the Date of Agreement in accordance with the terms of this Agreement. If Seller has paid such amounts prior to the Closing Date, Purchaser shall reimburse Seller for Purchaser’s pro rata share of such payments at Closing. If Seller has not paid such amounts prior to the Closing Date, Purchaser shall receive a credit against the Purchase Price at Closing in an amount equal to Seller’s pro rata share of such amounts.

(i)      Seller and Purchaser agree that as soon as reasonably possible after the close of the calendar year 2013, the parties shall undertake a final master reconciliation of CAM, taxes and other pass-throughs and additional rent with respect to the Leases and the Property. Such reconciliation shall be final. Purchaser shall prepare the tenant reconciliations for Seller’s review. Purchaser shall transmit such information to the tenants. To the extent the reconciliation concludes that Seller owes any tenants at the Property reimbursements due to the over collection of CAM, taxes and other pass-throughs and additional rent for 2013, then Seller shall pay such amount to Purchaser promptly after the delivery of the reconciliation. To the extent the reconciliation concludes that Seller is owed amounts from any tenants at the Property due to the under collection of CAM, taxes and other pass-throughs and additional and percentage rent for 2013, then the reconciliations shall instruct such tenants to make payment directly to Seller and Purchaser shall promptly pay over to Seller any such amounts received by Purchaser from any such tenants.

(j)      Unless provided otherwise hereinabove, such other items as are customarily prorated in a purchase and sale of the type contemplated hereunder shall be prorated as of the Closing Date.

(k)      The provisions of this Section 14 shall survive for the Survival Period or, with respect to Section 14(i), such longer period of time as is necessary to complete the reconciliation contemplated therein.

15.      CLOSING COSTS.

Seller shall pay: (a) the costs of recording any releases required to clear title to the Property, (b) Seller’s attorneys’ fees, (c) one-half of all escrow closing fees and costs, and (d) the costs of the Title Commitment and the Title Policy and of any curative endorsements to the Title Policy. Purchaser shall pay: (i) the costs of recording the deed and related stamp tax, sales tax, documentary transfer tax or other tax imposed on the transfer of the Property, (ii) the costs of any non-curative endorsements or deletions to the Title Policy, (iii) the costs of the Survey, (iv) Purchaser’s attorneys’ fees, and (v) one-half of all escrow closing fees and costs. Any other costs and expenses of Closing not provided for in this Section 15 or in other provisions of this Agreement shall be allocated between Purchaser and Seller in accordance with the custom in the county in which the Property is located.

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16.      POSSESSION.

Possession of the Property shall be delivered to Purchaser at Closing, free and clear of all liens and claims other than Permitted Exceptions, Purchaser Exceptions and the rights of the tenants identified on the Rent Roll and of the licensees set forth on Exhibit E, in the same condition as it exists on the Date of Agreement, ordinary wear and tear excepted and except as provided in Sections 12 and 13 hereof. Purchaser shall have the right to inspect the Property at any reasonable time prior to Closing to verify that the condition of the Property is as required under this Agreement.

17.      DEFAULT.

If Seller defaults hereunder prior to Closing and fails to cure such default within three (3) days after written notice of such default, or if prior to Closing it is determined that the representations and warranties set forth in this Agreement shall not be true and correct in all material respects on the Date of Agreement and as of the Closing Date, then Purchaser’s sole remedy shall be to either (a) terminate this Agreement and receive a return of the Earnest Money (less $100 which shall be paid to Seller in any event), in which event each of the parties hereto shall be relieved of any further obligation to the other arising by virtue of this Agreement (except for obligations that are expressly intended to survive the termination of this Agreement), or (b) pursue specific performance of this Agreement. In no event shall Seller be liable for any actual, special, punitive, speculative or consequential damages if the Closing does not occur. Notwithstanding the foregoing, if the Closing does not occur due to Seller’s willful misconduct, then in addition to its rights set forth above, Purchaser shall be entitled to recover from Seller its actual demonstrable costs associated with the transaction contemplated by this Agreement up to $150,000. If the Closing occurs, in no event shall Seller be liable for any special, punitive, speculative or consequential damages, nor shall Seller’s liability under any representation, warranty, certification, covenant, agreement, proration, reproration, obligation or indemnity made hereunder or under any of the Closing Documents or otherwise in connection with the transactions contemplated herein (other than with respect to amounts payable under this Agreement for brokerage fees for the purchase and sale contemplated hereby, leasing commissions and other leasing costs for which Seller is responsible hereunder, and liability under Seller Estoppel Certificates) exceed Two Million Five Hundred Thousand Dollars ($2,500,000) in the aggregate (the “Seller’s Maximum Liability”). From the Closing Date through the end of the Survival Period, Seller agrees to maintain a net worth of not less than the Seller’s Maximum Liability. None of Seller’s partners, members, managers, officers, agents or employees shall have any personal liability of any kind or nature or by reason of any matter or thing whatsoever under, in connection with, arising out of or in any way related to this Agreement, the Closing Documents or the transactions contemplated herein, and Purchaser waives for itself and for anyone who may claim by, through or under Purchaser any and all rights to sue or recover on account of any such alleged personal liability. If Purchaser defaults hereunder prior to Closing and fails to cure such default within three (3) days of written notice of such default, this Agreement shall terminate and Seller shall retain the Earnest Money and any interest thereon as liquidated damages in full settlement of all claims against Purchaser (with the

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exception of claims against Purchaser related to obligations which are expressly intended to survive the termination of this Agreement). The parties agree that the amount of actual damages that Seller would suffer as a result of Purchaser’s default prior to Closing would be extremely difficult to determine and have agreed, after specific negotiation, that the amount of the Earnest Money is a reasonable estimate of Seller’s damages and is intended to constitute a fixed amount of liquidated damages in lieu of other remedies available to Seller and is not intended to constitute a penalty. If Purchaser defaults hereunder or under the Closing Documents after Closing including by failing to pay amounts which are due and payable to Seller in connection with any post-Closing reconciliations, and fails to cure such default within three (3) days of written notice of such default, then Seller shall have all rights and remedies available at law and equity. In no event shall Purchaser be liable for any special, punitive, speculative or consequential damages. None of Purchaser’s partners, members, managers, officers, agents or employees shall have any personal liability of any kind or nature or by reason of any matter or thing whatsoever under, in connection with, arising out of or in any way related to this Agreement, the Closing Documents or the transactions contemplated herein, and Seller waives for itself and for anyone who may claim by, through or under Seller any and all rights to sue or recover on account of any such alleged personal liability. The provisions of this Section 17 shall survive the Closing.

18.      NOTICES.

Any notice, approval, demand, request or other communication which either party hereto may be required or may desire to give under this Agreement shall be in writing and shall be deemed to have been properly given if (a) hand delivered (effective upon delivery), (b) sent by a nationally recognized overnight delivery service (effective one (1) business day after delivery to such courier for overnight service), (c) sent by facsimile (effective upon confirmation of transmission), or (d) sent by email (effective upon transmittal, provided that a copy of such notice shall also be sent via one of the methods specified in (a) or (b) above and scheduled for delivery on the following business day, or effective upon receipt by sender of a reply email evidencing receipt), in each case, prepaid (if applicable) and addressed in accordance with Line 11 or Line 12 (as applicable) of the Summary Statement or to such other or additional addresses as either party might designate by written notice to the other party.

19.      BROKERS.

Each of Seller and Purchaser represents and warrants to the other that it has not dealt with any brokers, finders or agents with respect to the transaction contemplated hereby other than the broker(s) set forth in Line 13 of the Summary Statement. Seller shall be responsible for all fees, commissions and other amounts due to Seller’s Broker as a result of the transactions contemplated herein. Each party agrees to indemnify, defend and hold harmless the other party, its successors, assigns and agents, from and against the payment of any commission, compensation, loss, damages, costs, and expenses (including without limitation attorneys’ fees and costs) incurred in connection with, or arising out of, claims for any broker’s, agent’s or finder’s fees of any person claiming by or through such party, except that Purchaser does not indemnify Seller for claims by Seller’s Broker. The obligations of Seller and Purchaser under this Section 19 shall survive the Closing and the termination of this Agreement.

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20.      LEASING COSTS AND MANAGEMENT.

Except as provided in Section 14(h) hereof, Seller agrees to pay or discharge at or prior to Closing all leasing commissions, costs for landlord and tenant improvements and allowances, free rent, legal fees and other costs and expenses (collectively, “Leasing Costs”)with respect to Leases in force as of or prior to Closing including, without limitation, Leasing Costs identified as Seller’s lease obligations on Exhibit H; provided, however, that Seller shall have no obligation to pay, and as of Closing, Purchaser shall assume the obligation to pay (i) all Leasing Costs identified as Purchaser’s lease obligations on Exhibit H, and (ii) all Leasing Costs owed by Purchaser pursuant to the terms of Section 14(h) above. On the Closing Date, Seller shall deliver evidence reasonably satisfactory to Purchaser that any current management or leasing agreements for the Property shall have been terminated. Notwithstanding anything herein to the contrary, Purchaser agrees that even though Purchaser has directed that Seller terminate any leasing agreements pursuant to Section 9(g), in the event Purchaser enters into a lease after Closing with a tenant which appears on the so-called protected list during the “tail” period as provided in any such leasing agreement, that Purchaser (and not Seller) shall be responsible for any commissions due under such leasing agreement disclosed to Purchaser prior to the Approval Date. The obligations of Seller and Purchaser under this Section 20 shall survive the Closing and the termination of this Agreement.

21.      “AS IS” SALE.

EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES OF SELLER SET FORTH HEREIN AND IN THE CLOSING DOCUMENTS, PURCHASER ACKNOWLEDGES AND AGREES THAT IT WILL BE PURCHASING THE PROPERTY BASED SOLELY UPON ITS INSPECTIONS AND INVESTIGATIONS OF THE PROPERTY, AND THAT EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES OF SELLER SET FORTH HEREIN AND IN THE CLOSING DOCUMENTS, PURCHASER WILL BE PURCHASING THE PROPERTY “AS IS” AND “WITH ALL FAULTS”, BASED UPON THE CONDITION OF THE PROPERTY AS OF THE DATE OF AGREEMENT, ORDINARY WEAR AND TEAR AND LOSS BY FIRE OR OTHER CASUALTY OR CONDEMNATION EXCEPTED AND THAT SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF CONDITION, HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, IN RESPECT OF THE PROPERTY. WITHOUT LIMITING THE FOREGOING, PURCHASER ACKNOWLEDGES THAT, EXCEPT AS MAY OTHERWISE BE SPECIFICALLY SET FORTH ELSEWHERE IN THIS AGREEMENT OR IN THE CLOSING DOCUMENTS, NEITHER SELLER NOR ITS CONSULTANTS, BROKERS OR AGENTS HAS MADE ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND UPON WHICH PURCHASER IS RELYING AS TO ANY MATTERS CONCERNING THE PROPERTY, INCLUDING BUT NOT LIMITED TO: (I) THE CONDITION OF THE LAND OR ANY IMPROVEMENTS COMPRISING THE PROPERTY; (II) THE EXISTENCE OR NON-EXISTENCE OF ANY POLLUTANT, TOXIC WASTE AND/OR ANY HAZARDOUS MATERIALS OR SUBSTANCES; (III) ECONOMIC PROJECTIONS OR MARKET STUDIES CONCERNING THE PROPERTY, OR THE INCOME TO BE DERIVED FROM THE PROPERTY; (IV) ANY DEVELOPMENT RIGHTS, TAXES, BONDS, COVENANTS,

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CONDITIONS AND RESTRICTIONS AFFECTING THE PROPERTY; (V) THE NATURE AND EXTENT OF ANY RIGHT OF WAY, LEASE, LIEN, ENCUMBRANCE, LICENSE, RESERVATION OR OTHER TITLE MATTER; (VI) WATER OR WATER RIGHTS, TOPOGRAPHY, GEOLOGY, DRAINAGE, SOIL OR SUBSOIL OF THE PROPERTY; (VII) THE UTILITIES SERVING THE PROPERTY; (VIII) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY ELECT TO CONDUCT THEREON; OR (IX) THE COMPLIANCE OF THE PROPERTY WITH ANY ZONING, ENVIRONMENTAL, BUILDING OR OTHER LAWS, RULES OR REGULATIONS AFFECTING THE PROPERTY. EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES OF SELLER SET FORTH HEREIN AND IN THE CLOSING DOCUMENTS, SELLER MAKES NO REPRESENTATION OR WARRANTY THAT THE PROPERTY COMPLIES WITH THE AMERICANS WITH DISABILITIES ACT OR ANY FIRE CODE OR BUILDING CODE. PURCHASER HEREBY RELEASES SELLER FROM ANY AND ALL LIABILITY IN CONNECTION WITH ANY CLAIMS THAT PURCHASER MAY HAVE AGAINST SELLER, AND PURCHASER HEREBY AGREES NOT TO ASSERT ANY CLAIMS FOR CONTRIBUTION, COST RECOVERY OR OTHERWISE, AGAINST SELLER, RELATING DIRECTLY OR INDIRECTLY TO THE EXISTENCE OF ASBESTOS OR HAZARDOUS MATERIALS OR SUBSTANCES ON, OR ENVIRONMENTAL CONDITIONS OF, THE PROPERTY, WHETHER KNOWN OR UNKNOWN. As used herein, the terms “Hazardous Substances” and “HAZARDOUS MATERIALS OR SUBSTANCES” mean (i) hazardous wastes, hazardous substances, hazardous constituents, toxic substances or related materials, whether solids, liquids or gases, including but not limited to substances defined as “hazardous wastes,” “hazardous substances,” “toxic substances,” “pollutants,” “contaminants,” “radioactive materials,” or other similar designations in, or otherwise subject to regulation under, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. §9601 et seq.; the Toxic Substance Control Act, 15 U.S.C. §2601 et seq.; The Hazardous Materials Transportation Act, 49 U.S.C. §1802; the Resource Conservation and Recovery Act, 42 U.S.C. §9601. et seq.; the Clean Water Act, 33 U.S.C. §1251; the Safe Drinking Water Act, 42 U.S.C. §300f et seq.; the Clean Air Act, 42 U.S.C. §7401 et seq.; and in any permits, licenses, approvals, plans, rules, regulations or ordinances adopted, or other criteria and guidelines promulgated pursuant to the preceding laws or other similar federal, state or local laws, regulations, rules or ordinance now or hereafter in effect relating to environmental matters (collectively, “Environmental Laws”); and (ii) any other substances, constituents or wastes subject to any applicable federal, state or local law, regulation or ordinance, including any Environmental Law, now or hereafter in effect, including but not limited to (A) petroleum, (B) refined petroleum products, (C) waste oil, (D) waste aviation or motor vehicle fuel and (E) asbestos. Purchaser acknowledges that having been given the opportunity to inspect the Property, Purchaser is relying solely on its own investigation of the Property and except for the representations and warranties of Seller set forth herein and in the Closing Documents, not on any information provided or to be provided by Seller. Purchaser further acknowledges that the information provided and to be provided with respect to the Property was obtained from a variety of sources, and that Seller (x) has not made any independent investigation or verification of such information and (y) makes no representations as to the accuracy or completeness of such information, except as provided herein. The provisions of this Section 21 shall survive the Closing Date.

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22.      ASSIGNMENT.

Purchaser shall not have the right to directly or indirectly assign or transfer this Agreement or any interest herein without the express written consent of Seller (and any assignment or transfer in violation hereof shall be null and void), and in the event Seller consents to such assignment or transfer, Purchaser shall remain liable for, and the assignee or transferee shall assume, all obligations of Purchaser hereunder. Notwithstanding the foregoing, provided that Purchaser notifies Seller in writing in sufficient time to allow the Closing to occur without delay or unreasonable burden, (a) Purchaser may assign this Agreement to an entity controlling, controlled by or under common control with Purchaser, however, such assignment shall not release Purchaser hereunder, and/or (b) without assigning this Agreement or releasing Purchaser hereunder, Purchaser may designate an entity controlling, controlled by or under common control with Purchaser as the party to acquire or take assignment of, as applicable, a portion of the Property; for instance the parking facility and Leases and Contracts relating thereto. Seller acknowledges that the transaction contemplated hereby may be part of a so-called 1031 exchange for Purchaser. Seller agrees to cooperate in such exchange, including permitting any necessary assignments, provided that Seller shall not be obligated to incur material expense or increase its liability hereunder or otherwise as a result of such exchange.

23.      MISCELLANEOUS.

(a)      Time is of the essence of each provision of this Agreement.

(b)      This Agreement and all provisions hereof shall extend to, be obligatory upon and inure to the benefit of the respective heirs, legatees, successors and permitted assigns of the parties hereto.

(c)      Except as provided herein, this Agreement contains the entire agreement between the parties relating to the transactions contemplated hereby; provided, however, that any separate confidentiality and/or access agreement by or between the parties and relating to the Property shall remain in full force and not be superseded or terminated.

(d)      This Agreement and any and all matters arising under, from or relating to this Agreement or the Closing Documents shall be governed by and construed in accordance with the laws of the State where the Land is located.

(e)      If any of the provisions of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be deemed invalid or unenforceable, the remainder of this Agreement and the application of such provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable shall not be affected thereby.

(f)      This Agreement and any document or instrument executed pursuant hereto may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

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(g)      From and after the Date of Agreement and except as provided in the Confidentiality Agreement or in Section 10(c) above, (i) until the Closing, Purchaser and Seller shall jointly prepare and issue all releases of information and press releases relating to the sale of the Property, and any inquiries regarding the transaction contemplated hereby shall be responded to only after consultation with the other party hereto and (ii) Purchaser agrees not to use the names “Pearlmark” and/or “Broadreach” in any way with respect to the direct or indirect acquisition or ownership of the Property. Notwithstanding anything to the contrary contained herein, Purchaser may disclose any information with respect to the transaction contemplated by this Agreement to and as required by the U.S. Securities and Exchange Commission. The provisions of this Section 23(g) shall survive the Closing or earlier termination of this Agreement.

(h)      If either party institutes a legal action against the other relating to this Agreement or any default hereunder, the unsuccessful party to such action will reimburse the successful party for the reasonable expenses of prosecuting or defending such action, including without limitation attorneys’ fees and disbursements and court costs. The obligations under this Section 23(h) shall survive the Closing or earlier termination of this Agreement.

(i)      This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that the Agreement may have been prepared primarily by counsel for one of the parties, it being recognized that both Purchaser and Seller have contributed substantially and materially to the preparation of this Agreement.

(j)      Intentionally Omitted.

(k)      If, under the terms of this Agreement and the calculation of the time periods provided for herein, the Approval Date, the Closing Date or any other date to be determined under this Agreement should fall on a Saturday, a Sunday, a legal holiday or other date on which banks located in Chicago, Illinois and/or Boston, Massachusetts are not open for business (all days other than such days, “business days”), then such date shall be extended to the next business day.

(l)      A facsimile, scanned or photocopy signature on this Agreement, any amendment hereto, any Closing Document (other than the deed) or any notice delivered hereunder shall have the same legal effect as an original signature.

(m)      Each of Seller and Purchaser represent and warrant to the other that it is not acting, directly or indirectly for, or on behalf of, any person, group, entity or nation named by any Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or other banned or blocked person, entity, or nation pursuant to any applicable law that is enforced or administered by the Office of Foreign Assets Control, and is not engaging in the transactions contemplated in this Agreement, directly or indirectly, on behalf of, or instigating or facilitating such transactions, directly or indirectly, on behalf of, any such person, group, entity or nation. The provisions of this representation shall not apply to any person to the extent such person’s interest in Purchaser is through publically traded shares of ownership interest in Purchaser or its affiliates. This Section 23(m) shall survive for the Survival Period.

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(n)      Within ninety (90) days after the Closing, Purchaser may, at its sole cost and expense, cause an independent accounting firm to prepare and deliver to Purchaser (and Seller if requested by Seller in writing) an audit of the historical statement of revenues and direct operating expenses of the Property (the “Audit”) for the calendar years 2011, 2012 and 2013 (through the date of Closing). In connection with the Audit, Seller acknowledges and agrees that (i) the Audit may be included in any filing or filings, as the case may be, that Purchaser (or any affiliate of Purchaser) is required to file with the Securities and Exchange Commission, (ii) at Purchaser’s cost and expense, it will reasonably cooperate with Purchaser and its independent accounting firm and (iii) it will consent to the retention of Seller’s independent accounting firm by Purchaser (or any affiliate of Purchaser) to prepare and deliver the Audit. Purchaser expressly acknowledges and agrees that Seller is making no statement, certification, representation or warranty of any kind or nature, express or implied, with respect to the Audit or any information contained therein except to the extent of any representations and warranties expressly set forth in this Agreement. The provisions of this Section 23(n) shall survive the Closing.

(o)      Promptly following Closing, Seller and Purchaser shall each reasonably cooperate with the other to obtain the execution by the GSA of Novation Agreements required by the Leases with the GSA. Purchaser and Seller agree to provide all reasonable and customary documentation and signatures required for the novation of the GSA Leases. For the period of time between the Closing Date and the GSA’s execution of Novation Agreements recognizing Purchaser as the new “Lessor” for the GSA Leases (the “Pre-novation Period”), Purchaser acknowledges that Seller will continue to be the GSA’s named “Lessor” under the GSA Leases. However, after the Closing, Purchaser, at its cost and expense, shall be solely responsible for the performance of any obligations under the GSA Leases relating to the time from and after Closing and will defend, indemnify and hold harmless Seller with respect thereto. Seller agrees to keep open during the Pre-novation Period any bank accounts used for the receipt of payments under any GSA Leases and to forward any such payments received after Closing to Purchaser reasonably promptly after Seller’s receipt thereof. Upon Purchaser’s written request, Seller agrees to cooperate during the Pre-novation Period with respect to the submission of any invoices, claims, or other customary documents to the GSA relating to tax escalations and other payments required by the GSA Leases. Purchaser and Seller agree to make commercially reasonable efforts to obtain the approval of GSA to make the effective date of the Novation Agreements the same as the Closing Date. The provisions of this Section 23(o) shall survive the Closing.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

PURCHASER: FSP 1999 BROADWAY LLC By: Name: Title:	SELLER: PEARLMARK BROADREACH 1999, L.L.C. By: Aslan III 1999, L.L.C., a member By: /s/ J. Matthew Haley Name: J. Matthew Haley Title: Managing Director

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IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

PURCHASER: FSP 1999 BROADWAY LLC By: /s/ George J. Carter Name: George J. Carter Title: President	SELLER: PEARLMARK BROADREACH 1999, L.L.C. By: Aslan III 1999, L.L.C., a member By: /s/ J. Matthew Haley Name: J. Matthew Haley Title: Managing Director

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EXHIBIT A

Legal Description

See Attached

A-1

EXHIBIT A
Legal Description

PARCEL 1:

A parcel of land in Section 34, Township 3 South, Range 68 West of the 6th P.M., consisting of Lots 5 through 23 of Block 158, East Denver, Lots 5 through 9 of Block 158, Clement's Addition to Denver, Lots 8, 9 and Lots 17 through 23 of Block "A", Clement's Addition to Denver and the 16 foot wide alley adjacent to said lots.

EXCEPT that portion conveyed to the City and County of Denver in Book 2678 at Page 281, City and County of Denver, State of Colorado, and being more particularly described as follows:

Commencing at the True Point of Beginning at a point on the Northwesterly line of Welton Street, a distance of 20 feet East at right angles from the North and South centerline of Section 34, Township 3 South, Range 68 West of the 6th P.M.; thence Northerly, a distance of 362.92 feet along the West line of Broadway and parallel with the North and South centerline of said Section 34 to the Northeast line of Lot 5, Block 158, Clement's Addition to Denver; thence along the Northeasterly line of said Lot 5 which forms a clockwise interior angle of 134°48'15" to the previous course, a distance of 11.79 feet to the Southeasterly line of California Street; thence along the Southeasterly line of California Street which forms a clockwise interior angle of 90°02'28" to the previous course, a distance of 300.56 feet to the Northeasterly line of 19th Street; thence along the Northeasterly line of 19th Street which forms a clockwise interior angle of 89°57'32" to the previous course, a distance of 267.64 feet to the Northwesterly line of Welton Street; thence along the Northwesterly line of Welton Street which forms a clockwise interior angle of 90°08'22" to the previous course, a distance of 43.06 feet to the True Point of Beginning.

Together with that portion of the vacated alley adjacent to the subject property as vacated by Ordinance No. 299, Series 1982.

EXCEPT that portion conveyed to the Archdiocese of Denver by General Warranty Deed recorded March 20, 1985, under Reception No. 091452 and being more particularly described as follows:

A parcel of land in Section 34, Township 3 South, Range 68 West of the 6th P.M., consisting of parts of Lots 10 through 14 of Block 158, East Denver, City and County of Denver, State of Colorado, being more particularly described as follows:

Commencing at a point of reference on the Northwesterly right-of-way line of Welton Street, a distance of 20 feet East at right angles from the North-South centerline of Section 34, Township 3 South, Range 68 West of the 6th P.M.; thence due North, a distance of 362.92 feet along the West right-of-way line of Broadway and parallel with the North-South centerline of said Section 34 to the Northeast line of Lot 5, Block 158, Clement's Addition to Denver (For the purpose of this legal description, the North South centerline of said Section 34 is assumed to bear due North); thence North 45°11'45" West, a distance of 11.79 feet along the Northeasterly line of said Lot 5 to the Southeasterly right-of-way line of California Street; thence South 44°50'43" West, a distance of 143.43 feet along said Southeasterly right-of-way line to the True Point of Beginning; thence South 45°09' East, a distance of 7.73 feet; thence North 75°10' East, a distance of 7.54 feet; thence South 44°43' East, a distance of 7.63 feet; thence South 15°29' West, a distance of 5.46 feet; thence South 80°25' East, a distance of 0.48 feet; thence South 45°02' East, a distance of 18.66 feet; to a Point "A"; thence South 45°08' East, a distance of 17.73 feet; thence South 44°42' West, a distance of 8.83 feet; thence South 45°07' East, a distance of 19.37 feet; thence South 45°47' West, a distance of 5.65 feet; thence South 45°12' East, a distance of 26.07 feet; thence South 44°48 West, a distance of 5.15 feet; thence South 45°05' East, a distance of 12.89 feet; thence South 17°13' West, a distance of 6.83 feet; thence South 45°29' West, a distance of 11.51 feet; thence South 12°26' West, a distance of 11.98 feet; thence South 44°40' West, a distance of 18.91 feet; thence South 77°56' West, a distance of 11.93 feet; thence South 45°06' West, a distance of 11.10 feet; thence South 76°25' West, a distance of 7.20 feet; thence North 45°45' West, a distance of 13.63 feet; thence South 44°45' West, a distance of 5.29 feet;

thence North 45°15' West, a distance of 23.23 feet; thence South 45°20' West, a distance of 10.52 feet; thence North 45°16' West, a distance of 26.99 feet; thence North 45°08' East, a distance of 4.40 feet to Point "B"; thence North 45°12' West, a distance of 12.83 feet; thence North 45°08' East, a distance of 4.60 feet; thence 45°13' West, a distance of 13.52 feet; thence North 44°47' East, a distance of 3.70 feet; thence North 45°13' West, a distance of 4.62 feet; thence South 44°47' West, a distance of 1.06 feet; thence South 45°13 East, a distance of 0.25 feet; thence South 44°47' West, a distance of 1.46 feet; thence South 00°02' East, a distance of 1.94 feet; thence South 89°32' West, a distance of 5.68 feet; thence North 00°34' West, a distance of 1.96 feet; thence North 45°06' West, a distance of 12.52 feet; thence North 89°36' West, a distance of 1.95 feet; thence North 00°27' West, a distance of 4.99 feet; thence North 44°51' East, a distance of 99.31 feet along said Southeasterly right-of-way line to the True Point of Beginning.

PARCEL II:

Lots 25 to 32, Inclusive, Block 157, Clement's Addition to the City of Denver, City and County of Denver, State of Colorado.

EXHIBIT B

List of Equipment, Fixtures and Personal Property

Desk	Management / Accounting Office
L-Return for Desk	Management / Accounting Office
4-Drawer Credenza	Management / Accounting Office
Hutch	Management / Accounting Office
Printer 4050TN Laser-Jet	Management / Accounting Office
Dell Optiplex 745 Computer / Monitor / Keyboard	Management / Accounting Office
1 Office Chair	Management / Accounting Office
Filing Cabinet/Locking Shelf / 10 Drawer	Management / Accounting Office
Modular Desk Unit 3-Sided w/ 3 Drawers	Management / Managers Office
Hutch w/ 2 locking Drawers	Management / Managers Office
Office Chairs (3)	Management / Managers Office
ViewSonic Monitor	Management / Managers Office
Dell Keyboard	Management / Managers Office
Drawer Locking File Cabinet (5)	Management / Managers Office
Medium Oak Work Station	Management / Managers Office
Samsung CLP-620ND Color Expression Printer	Management / Managers Office
Dell Inspiron CPU (Including keyboard)	Management / Reception Office
Gateway Speakers	Management / Reception Office
Gateway Flat Screen Monitor	Management / Reception Office
Logitech Wireless Mouse	Management / Reception Office
HP LaserJet 2300N (B&W Printer)	Management / Reception Office
Modular Desk Unit 3-Sided w/ 2 Drawers	Management / Asset Manager Office
Hutch w/ 2 locking Drawers	Management / Asset Manager Office
Office Chairs (2)	Management / Asset Manager Office
Wooden Book Shelf	Management / Asset Manager Office
Desk Chair	Management / Asset Manager Office
Digital Video Recorder (3rd floor)	Security Department
Logitech M-543 Mouse	Security Department
View Sonic VE 155 Monitor	Security Department
Keyboard	Security Department
Sanyo Digital Camera	Security Department
Stitz Video Camera Stand	Security Department
Systium Computer	Security Department
Keytronics Mouse	Security Department
Keytronics Keyboard	Security Department
Monitor	Security Department
PCI Network Adapter 10/100	Security Department
Dell Computer	Security Department
2 DVI to VGA Converters (to use existing monitors)	Security Department
PCI Network Adapter for Security Office PC	Security Department
Dell Computer for Security Cameras DVR	Security Department
DVI to VGA Monitor Adapters for security desk	Security Department
Dell Optiplex I546S Pc for Welton Street Parking Garage	Security Department
LCD 20 Monitor for Welton Street Parking Garage	Security Department
Acer Black Monitor for Main Computer	Security Department
1 Speco Intensifier Series Exterior Camera	Security Department
2 GE Micro 5 PXNplus CPU for WSPG	Security Department
FiretideFWB-105 Wireless Bridge	Security Department
FCWNX Additional Single Client License Switch, Linksys 8 Port w/ Webview Converter, USB to Serial Hawking Patch Cord, CAT6 25’ Black	Security Department
Dell Computer – Rick’s	Engineering Department
Dell Inspiron 545 (with 20” LCD monitor)– Scott’s	Engineering Department
HP Office Jet Printer – Scott’s	Engineering Department
B-1

Acer Laptop – On Call	Engineering Department
Tenant Power Sweeper	Engineering Department
E-Z Go Utility Vehicle	Engineering Department
Ebbs Pressure Washer	Engineering Department
Dell Latitude E6420 Laptop with Monitor Stand and Docking Station	Engineering Department
Genie AWP	Engineering Department
Tennant Scrubber / Battery Operated	Engineering Department
Walker Brush Gas Powered	Engineering Department
EMS Computer – 29th Floor	Engineering Department
EMS Server – 29th Floor	Engineering Department
EMS Computer – Lobby	Engineering Department
Brother Printer – Rick’s	Engineering Department
Brother Printer – Engineer’s	Engineering Department
John Deer Snow Brush & Thrower	Engineering Department
Small Hand Tools	Engineering Department
Meters & Small Power Tools	Engineering Department
Refrigerant Recovery Unit	Engineering Department
Refrigerant Recovery Tank #1	Engineering Department
2 Desks	Engineering Department
Office Chairs (4)	Engineering Department
Desk Chairs (2)	Engineering Department
Panasonic TV – 29th Floor	Engineering Department
10 Glove Mid Black Conference Room Swivel Tilt Chairs	Management Office / Conference Room
12’ Conference Table	Management Office/
2-Drawer Wooden File Cabinet	Conference Room
Wooden Hutch	Management Office/
46” Round Glass Top Table & 3 Chairs	Management Office / Kitchen
Refrigerator	Management Office / Kitchen
Copy Machine	Management Office / Kitchen
2-34 x 26 Framed M Brangoccio	Art Work
2-44 x 36 Framed J. de le Cruz	Art Work
1-37 x 28 Chalk Art “School Days” J. de le Cruz	Art Work
1-80 x 44 Abstract Painting T. T. Poduska (conference room)	Art Work
2-25 x 25 Oil Paintings D. Dawson (32nd Floor)	Art Work
2-37 x 37 Oil Painting D. Dawson	Art Work
1-54 x 72 Framed Oil Painting “1991 Broadway and Holy Ghost Church” (Mezzanine)	Art Work
1-24 x 48 Oil Painting “Journal III” Don Quade (Back elevator lobby)	Art Work
1-24 x 48 Mixed Media on Panel “Rain and River” Don Quade (Back elevator lobby)	Art Work
1-24 x 48 Mixed Media on Panel “Sound of Silence” Don Quade (Back elevator lobby)	Art Work
1-24 x 48 Mixed Media on Panel Untitled Commission, Don Quade (Back elevator lobby)	Art Work
1-60 x 60 Mixed Media on Panel “Nature’s Quilt” Don Quade (End wall main entrance)	Art Work
1-72 x 72 Mixed Media on Panel Untitled Commission, Don Quade (End wall atrium entrance)	Art Work
1-56 x 56 Oil on Canvas “View of Vernon” Amy Solomon (Hallway on shops side)	Art Work
1-56 x 56 Oil on Canvas “Japanese Garden” Amy Solomon (Hallway on shops side)	Art Work
Atrium Mobile, Barbara Baer	Art Work
B-2

93 x 48 x 6 Powdered Coated Steele Sculpture, Jonathan Hils	Art Work
2 Corner Ottomans	Lobby
7 Armless Lounges	Lobby
1 2 Seat Sofa	Lobby
1 Arc Rec. Table	Lobby
2 Triangle Tables	Lobby
1 Tufenikian Rug & Pad	Lobby
75 Caper Stacking Chairs	Mezzanine Level
Slim Line Mobile Lectern	Mezzanine Level
4 Bretford Powered Folding Tables	Mezzanine Level
8 Bretford Non-Powered Folding Tables	Mezzanine Level
4 Bretford Pie Shaped Corner Pieces	Mezzanine Level
5 Folding Tables	Mezzanine Level
2 Treadmills	Fitness Center
2 Crosstrainer Classics w/ Upgraded Console	Fitness Center
1 Stairclimber	Fitness Center
2 Lifecycle Upright	Fitness Center
1 Multigym w/ Leg Ext/Curl, Platinum	Fitness Center
2 Adjustable Benches, Platinum	Fitness Center
1 DB Rack, 3-tier, shelf	Fitness Center
5-50# DB 12S Rubber S/HDL (10 pair)	Fitness Center
2-55# DB 12S Rubber S/HDL	Fitness Center
2-60# DB 12S Rubber S/HDL	Fitness Center
2-65# DB 12S Rubber S/HDL	Fitness Center
2-70# DB 12S Rubber S/HDL	Fitness Center
1 65 cm Fitball w/Pump, Pearl, 26”	Fitness Center
23”x56” Fitness Mat, Blue, Commercial Grade	Fitness Center
5 Drawer Locking File Cabinet (3)	Server Room
ESI - Phone System (includes below), ESI 48 button Phone (4), ESI 24 button Phone (7), ESI 12 button Phone (5)	Server Room
Iomega Ditto Zip Drive	Server Room
7 Drawer w/Wood Top Metal File Cabinet	Server Room
PowerEdge T310 Chassis Server (Internal Removable Hard Disk Cartridge, Dell UPS Tower, Dell E Series E170S, Dell Quiet Key Keyboard, Optical Mouse, and three (3) 250 GB 3.5” Hot Plug Hard Drive)	Server Room
2007 Turtle Top Bus (Building Shuttle)	1FDXE45S36DA62555

B-3

EXHIBIT C

Security Deposit List

Classic Café	$ 3,800.00
Dudzic Law Firm, LLC	4,029.00
Petros & White, LLC	11,858.29
Fisher & Phillips, LLP	12,733.88
Andrus Boudreaux, LLC	17,385.00
Two Degrees, LLC	14,421.00
Jester Gibson & Moore, LLP	8,081.90
Jones & Keller PC	22,897.33
Jones & Keller PC	2,887.50
Casey Family Programs	6,300.00
The Kenney Group Inc.	9,528.42
BNP Associates Inc.	12,511.33
MGA Communications, Inc.	8,079.17
Mortgage Cadence LLC	40,000.00
Economic Partners LLC	4,300.00
Knight Piesold & Co	62,517.65
BBC Research & Consulting Inc	29,128.50
First Financial Equity Corp	8,102.08
FNPG Law PLLC	4,452.75
Promontory Financial Group, LLC	244,582.08
Prototest, LLC	8,059.79
Berry Petroleum Company	90,000.00
Court Reporters Clearinghouse	4,645.50

C-1

EXHIBIT D

List of Contracts

See Attached and also Exhibit H.

Contract Subject	Date/Term	Parties	Fees/Period
CCTV and Access Control Services	March 15, 2013 - March 14, 2014	Fire Alarm Services, Inc	$702.92/Monthly
Chiller Maintenance & Flakt Fan Annual Inspection	January 1, 2013 - December 31, 2013	Haynes Mechanical Systems	$13,646/Annually
Electronic Recycling	Month-to-Month	Rozco LLC dba Genesis Electronics Recycling	As needed
Electronic Recycling & Lamp Recycling	Month-to-Month	Metech International, Inc.	As needed
Elevator Maintenance *	June 1, 2006 - May 31, 2016	Schindler Elevator Co.	$52,034.79/Quarter
EMS System	Month-to-Month	Energy Services of Colorado, Inc.	$675/Monthly
Energy Management System Upgrade **	1/1/13 to 12/31/2013	Haynes Mechanical	$56,000
Exterior & Interior Landscape	Month-to-Month	Design Perfected, Inc.	$241.41/Monthly
Exterior Landscape	June 1, 2012 - May 31, 2013	Metco Landscape, Inc.	$430/Monthly
Exterior Landscape	June 1, 2013 - May 31, 2014	Metco Landscape, Inc.	$430/Monthly

Fitness Center & Mezzanine Cable TV	June 18, 2010 - June 17, 2015	Muzak, LLC	$200.44/Monthly
Fitness Equipment Maintenance	Month-to-Month	Fitness Tech LLC	As needed
Garbage Compactor**	September 1, 2010 - August 31, 2015	Alpine Waste & Recycling	$543/Monthly
Interior Landscaping	Month-to-Month	Design Perfected, Inc.	$1,357.73/Monthly
D-1

IRS HVAC Maintenance	July 1, 2012 - June 31, 2013	Haynes Mechanical Systems	$2,205.07/Monthly
Janitorial Services	January 1, 2013 - December 31, 2013	PBC Commercial Cleaning Systems, Inc.	Rates depend on occupied RSF
Mechanical, Plumbing & Electrical Consulting Engineers	Month-to-Month	MDP Engineering Group, P.C.	As needed
Metal Maintenance	Month-to-Month	Reidy Metal Services, Inc.	$713.08/Monthly
Pest Control	Month-to-Month	W.B. Sprague Company Inc.	$330.00/Monthly
Postage Meter	Month-to-Month	Pitney Bowes	$450.00/Quarterly
Property Restoration	November 9, 2012 - November 8, 2013	Belfor Property Restoration	As needed
Property Restoration	November 15, 2012 - November 14, 2013	Belfor USA Group, Inc.	As needed
Radio Maintenance	Month-to-Month	Communications Systems, Inc. & KNS Communications Consultants	$222.26/Monthly
Riser Management	Month-to-Month	Summit Riser Systems	None
Security Services	January 1, 2013 - December 31, 2013	Advantage Security, Inc.	$30,431.94/Month
Snow Removal	October 2, 2012 - May 31, 2013	Metco Landscape, Inc.	As needed
Space Planning & Construction Drawings	Month-to-Month	Waring Associates	As needed
Staff Mobile Phones	September 3, 2012 - September 2, 2014	Verizon Wireless	$432.00/Monthly
D-2

Staff Uniforms	No Contract	Cintas	Varies/Monthly
Tax Consultant Services	January 1, 2013 - December 31, 2013	Thomson Reuters	Varies/Annually
Trash & Recycling Removal	November 8, 2012 - May 31, 2013	Waste Management of Colorado, Inc.	$815.00/Monthly
Leasing	January 1, 2013 - December 31, 2014	Transwestern leasing	$1.00/RSF/Year Yrs 1-5 and $0.50/RSF/Year Yrs 6+
Parking Consultant Services	December 31, 2011 - December 31, 2014	ECI Investment Advisors	$3,000 - Quarterly
Property Management	January 1, 2013 - December 31, 2013	Transwestern Property Management	1.5% of Gross Rev / 3% CMF
Welton Street Parking Garage Management & Valet Services	January 1, 2013 - December 31, 2015	Propark, Inc.	$1,666.67/Monthly
Window Cleaning	Month-to-Month	Bob Popp Building Services, Inc.	Varies/Annually
Work Order System	Month-to-Month	Angus Anywhere	$587.90/Monthly
2 Yr Roofing Guarantee**	4/17/2012 to 4/16/14	Colorado Moisture Control	None
10 Year Limited Roof Warranty **	4/17/2012 to 4/16/22	Karnak Corporation	None
10 Year Roof Maintenance Agreement ** Engagement Agreement *	4/17/2012 to 4/16/22	Colorado Moisture Control Cushman & Wakefield	None

* This Contract is “not assignable”.

** This Contract is “not terminable”.

D-3

EXHIBIT E

List of Licenses

Shuttle Registration – State of Colorado dated 3/6/13

Access Agreement	3/13/12 to 3/12/15	tw telecom of colorado llc	$450/Monthly - Revenue
Fiber Optic Telecommunications License Agreement	February 1, 2010 - January 31, 2015	Cogent Communications Inc.	(10%) of Gross or $600 per month - Revenue
Rooftop License Agreement	November 1, 2010 - October 31, 2013	Directlink, LLC	$1,500 Monthly - Revenue
Telecommunications License Agreement	Month-To-Month	Reliance Globalcom Services, Inc.	$1,475 Monthly - Revenue
Telecommunications License Agreement	Month-To-Month	MCI Metro Access Transmission Services / Verizon Wireless	$500 Monthly - Revenue
Telecommunications Provider	August 13, 2010 - August 12, 2013	Integra Telecom, Inc.	$820.00/Monthly- Revenue

E-1

EXHIBIT F

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Escrow Agreement”) is made and entered into on this 3rd day of April, 2013, by and among PEARLMARK BROADREACH 1999, L.L.C. (the “Seller”), FSP 1999 BROADWAY LLC (the “Purchaser”) and FIRST AMERICAN TITLE INSURANCE COMPANY (the “Escrow Agent”).

RECITALS

A.      Seller and Purchaser have entered into that certain Real Estate Purchase and Sale Agreement of even date herewith, as the same may hereafter be amended and/or assigned as provided therein (the “Agreement”), providing for the sale by Seller of property commonly known as 1999 Broadway and 2099 Welton Street, Denver, Colorado (the “Property”).

B.      The parties wish to enter into this Escrow Agreement to provide for (1) the holding and disposition of the earnest money under the Agreement, and (2) the closing of the transaction contemplated by the Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.      On or before April 8, 2013, Purchaser shall deliver to Escrow Agent funds in the amount of $2,000,000 (the “Initial Earnest Money”). Escrow Agent shall deliver to Purchaser an acknowledgment of receipt of a check or funds representing the Earnest Money.

2.      On or before May 3, 2013 at 5:00 p.m. (Chicago time) (the “Approval Date”) Purchaser may deliver to Escrow Agent a notice in the form of Schedule 1 attached hereto that Purchaser has elected to terminate the Agreement pursuant to Section 10(a) of the Agreement (the “Approval Termination Notice”). In the event that Purchaser shall deliver to Escrow Agent the Approval Termination Notice on or before the Approval Date, Escrow Agent shall promptly deliver to Purchaser the Initial Earnest Money, together with all interest earned thereon, and this Escrow Agreement shall terminate. If Purchaser does not deliver the Approval Termination Notice on or before the Approval Date, Purchaser shall deliver to Escrow Agent within one (1) business day following the Approval Date additional funds in the amount of $2,000,000 (such additional funds, together with the Initial Earnest Money, the “Earnest Money”).

3.      Unless terminated pursuant to Paragraph 2 above, on or before the Closing Date set forth in the Agreement:

a.      Seller will deposit or will cause to be deposited with the Escrow Agent the following documents:

(1)	Special Warranty Deed executed by Seller (the “Deed”);
(2)	Bill of Sale executed by Seller (the “Bill of Sale”);
(3)	Assignment and Assumption (of contracts, licenses, and leases) executed by Seller (the “Assignment and Assumption”);
(4)	Non-Foreign Affidavit executed by Seller;
F-1

(5)	Evidence of Seller’s existence and authority to perform its obligations under the Agreement;
(6)	Current Rent Roll;
(7)	A certificate executed by Seller recertifying the representations and warranties contained in the Agreement; and
(8)	Novation Agreements.

b.      Purchaser will deposit or will cause to be deposited the following documents:

(1)	Purchaser’s counterpart of the Assignment and Assumption executed by Purchaser;
(2)	Wire transfer of funds in the amount required to close as shown on the Closing Statement; and
(3)	Purchaser’s counterpart of the Novation Agreements.

c.      Purchaser and Seller (or their respective attorneys) will jointly deposit the following:

(1)	Closing and Proration Statement (the “Closing Statement”) and
(2)	Transfer Tax Declarations, if applicable.

4.      When Escrow Agent has received all of the deposits listed in Paragraph 3 above and is prepared to issue an Owner’s Policy of Title Insurance (“Title Policy”) having an effective date as of the date the Deed is recorded, in the amount of the Purchase Price and insuring the title of Purchaser in the Property, subject only to those matters permitted by the Agreement, Escrow Agent is then authorized and instructed to simultaneously proceed as follows:

a.      Record the Deed.

b.      Pay the disbursements as shown on the Closing Statement from the funds deposited by Purchaser.

c.      Deliver to Purchaser the Title Policy, the recorded Deed, the Bill of Sale, one original of the Assignment and Assumption, the Rent Roll, the recertification of the representations and warranties, the Closing Statement and copies of all other deposits.

d.      Deliver to Seller one original of the Assignment and Assumption, the Closing Statement and copies of all other deposits made hereunder.

5.      In the event all escrow deposits have not been received herein, if Title Company is not prepared to issue the Title Policy or if Escrow Agent is not able to comply with the other instructions contained herein on or before 2:00 p.m. (Chicago time) on the Closing Date, Escrow Agent is hereby authorized and directed to continue to comply with this Escrow Agreement until Escrow Agent has received a written demand from any party hereto for the

F-2

return of the deposits made hereunder by said party. Upon receipt of such demand, Escrow Agent is hereby authorized and directed to return to the party making such demand the deposits made by such party without notice to any other party and may return all remaining deposits to the respective depositors thereof, except that, notwithstanding the terms hereof, (A) joint deposits shall be destroyed, and (B) the Earnest Money, together with interest earned thereon, shall be retained by Escrow Agent, until Escrow Agent receives a joint instruction executed by Purchaser and Seller. Notwithstanding the foregoing, if the Deed has been recorded, then prior to returning any deposits to Purchaser, Escrow Agent must receive and record a quit claim deed of reconveyance reconveying the Property to the grantor in the Deed deposited by Seller, and Title Company must be prepared to issue an owner’s policy of title insurance in the amount stated herein insuring the title of Seller, free and clear of acts done or suffered by or judgments against Purchaser. Seller shall pay for the recording of the reconveyance deeds and the title policy.

6.      Escrow Agent shall invest all funds held hereunder in such investments, or types thereof and with such financial institutions, as shall be designated in writing by Purchaser. If Purchaser does not designate any investments, then the funds shall be held by Escrow Agent in a non-interest bearing account, in a financial institution which has FDIC insurance covering up to $250,000 of such funds. Interest shall accrue to the benefit of, and risk of loss shall be borne by, Purchaser.

7.      It is agreed that the Escrow Agent shall have no obligation or liability hereunder except as a depositary to retain the cash that may be deposited with it hereunder and to dispose of the same in accordance with the terms hereof. The Escrow Agent shall be entitled to rely and act upon any written instrument received by it from either party, and if a corporation, purporting to be executed by an officer thereof, and if a partnership, purporting to be executed by a general partner thereof and shall not be required to inquire into the authority of such officer or partner or the correctness of the facts stated in said instrument. By acceptance of this Escrow Agreement, Escrow Agent agrees to use its best judgment and good faith in the performance of any of its obligations and duties under this Escrow Agreement and shall incur no liability to any person for its acts or omissions hereunder, except for those acts or omissions which may result from its gross negligence or willful misconduct. Upon disposition by the Escrow Agent, in accordance with the terms hereof, of the cash deposited with the Escrow Agent hereunder, the Escrow Agent shall be fully and finally released and discharged from any and all duties, obligations, and liabilities hereunder.

8.      The Escrow Agent shall be reimbursed for any reasonable expenses incurred by it hereunder, including the reasonable fees of any attorneys that it may wish to consult in connection with the performance of its duties hereunder. Such compensation and expenses shall be paid and reimbursed to the Escrow Agent one-half by Purchaser and one-half by Seller.

9.      In the event of a dispute between any of the parties hereto as to their respective rights and interests hereunder, the Escrow Agent shall be entitled to hold any and all cash then in its possession hereunder until such dispute shall have been resolved by the parties in dispute and the Escrow Agent shall have been notified by instrument jointly signed by all of the parties in dispute, or until such dispute shall have been finally adjudicated by a court of competent jurisdiction.

F-3

10.      Any notice or other communication that any party may be required or may desire to give hereunder shall be delivered as set forth in the Agreement.

11.      The Escrow Agent hereby consents and agrees to all of the provisions hereof, and agrees to accept, as Escrow Agent hereunder, all cash and documents deposited hereunder, and agrees to hold and dispose of said cash and documents deposited hereunder in accordance with the terms and provisions hereof.

12.      This Escrow Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

13.      This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

14.      Escrow Agent (the "Reporting Person"), by its execution hereof, hereby assumes all responsibilities for information reporting required under Section 6045(e) of the Code. Seller and Purchaser each hereby agree (i) to provide to the Reporting Person all information and certifications regarding such party, as reasonably requested by the Reporting Person or otherwise required to be provided by a party to the transaction described under Section 6045 of the Code, (ii) to provide to the Reporting Person such party's taxpayer identification number and a statement (on Internal Revenue Service Form W-9 or an acceptable substitute form), signed under penalties of perjury, stating that the taxpayer identification number supplied by such party to the Reporting Person is correct, and (iii) the addresses for Seller and Purchaser, as applicable, are as set forth in Lines 11 and 12 of the Summary Statement of the Agreement, and the real estate subject to the transfer provided for in the Agreement is legally described in Exhibit A thereto.

[Signature Page Follows]

F-4

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed the day and year first above written.

SELLER: PEARLMARK BROADREACH 1999, L.L.C. By: Aslan III 1999, L.L.C., a member By: /s/ J. Matthew Haley Name: J. Matthew Haley Title: Managing Director

PURCHASER: FSP 1999 BROADWAY LLC By: Name: Title:

ESCROW AGENT:

FIRST AMERICAN TITLE INSURANCE COMPANY

By:

Its: Authorized Agent

F-5

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed the day and year first above written.

SELLER: PEARLMARK BROADREACH 1999, L.L.C. By: Aslan III 1999, L.L.C., a member By: /s/ J. Matthew Haley Name: J. Matthew Haley Title: Managing Director

PURCHASER: FSP 1999 BROADWAY LLC By: /s/ George J. Carter Name: George J. Carter Title: President

ESCROW AGENT:

FIRST AMERICAN TITLE INSURANCE COMPANY

By:

Its: Authorized Agent

F-6

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed the day and year first above written.

SELLER: PEARLMARK BROADREACH 1999, L.L.C. By: Aslan III 1999, L.L.C., a member By: /s/ J. Matthew Haley Name: J. Matthew Haley Title: Managing Director

PURCHASER: FSP 1999 BROADWAY LLC By: Name: Title:

ESCROW AGENT:

FIRST AMERICAN TITLE INSURANCE COMPANY

By: /s/ James McIntosh

Its: Authorized Agent
      James McIntosh

F-7

Schedule 1 to Escrow Agreement

APPROVAL TERMINATION NOTICE

The undersigned does hereby affirm and state that the undersigned, as Purchaser under that certain Real Estate Purchase and Sale Agreement dated April 3, 2013, as amended and/or assigned, providing for the sale of property commonly known as 1999 Broadway and 2099 Welton Street, Denver, Colorado, Purchaser has terminated the Agreement pursuant to Section 10(a) thereof.

The undersigned hereby demands return of all earnest money deposited under the Agreement, including interest thereon, in accordance with the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Approval Termination Notice on this ___ day of ___________, 2013.

PURCHASER

FSP 1999 BROADWAY LLC

By: ________________________________

Name: ______________________________

Title: ______________________________

F-8

EXHIBIT G-1

Upon recording this instrument should

be returned to:

Venable LLP
1270 Avenue of the Americas
New York, New York 10020
Attn: Brian N. Gurtman, Esq.

SPECIAL WARRANTY DEED

PEARLMARK BROADREACH 1999, L.L.C., a Delaware limited liability company with an address at 200 West Madison Street, Suite 3200, Chicago, IL 60606 (“Grantor”), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) cash and other good and valuable consideration to it paid by FSP 1999 BROADWAY LLC, a Delaware limited liability company (“Grantee”), has GRANTED, BARGAINED, SOLD and CONVEYED and by these presents does GRANT, BARGAIN, SELL AND CONVEY unto Grantee the tract of land (the “Land”) in Denver County, Colorado more fully described on Exhibit A hereto, together with all improvements thereon and all or Grantor’s right, title and interest, if any, in and to all easements, rights-of-way, rights and appurtenances appertaining thereto (the “Property”).

This Special Warranty Deed is executed by Grantor and accepted by Grantee subject to validly existing and enforceable rights, interests and estates, if any do in fact exist, but only to the extent that the same do in fact exist, of third parties in connection with those items set out and listed in Exhibit B hereto (the “Encumbrances”).

GRANTOR HAS EXECUTED AND DELIVERED THIS SPECIAL WARRANTY DEED AND HAS CONVEYED THE PROPERTY, AND GRANTEE HAS ACCEPTED THIS SPECIAL WARRANTY DEED AND HAS PURCHASED THE PROPERTY, “AS IS”, “WHERE IS”, AND “WITH ALL FAULTS” AND WITHOUT REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, EXCEPT FOR THE SPECIAL WARRANTY OF TITLE EXPRESSLY SET FORTH HEREIN AND THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THE REAL ESTATE PURCHASE AND SALE AGREEMENT DATED APRIL 3, 2013, AS AMENDED AND/OR ASSIGNED, BETWEEN GRANTOR AND GRANTEE AND IN THE RECERTIFICATION OF REPRESENTATIONS AND WARRANTIES DELIVERED CONTEMPORANEOUSLY HEREWITH BY GRANTOR TO GRANTEE PURSUANT TO SUCH REAL ESTATE PURCHASE AND SALE AGREEMENT.

G-1-1

TO HAVE AND TO HOLD the Property unto Grantee, its successors and assigns forever; and Grantor does hereby bind itself and its successors and assigns to WARRANT and FOREVER DEFEND all and singular the Property, subject to the validly existing and enforceable rights, if any, of third parties in connection with the Encumbrances, unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Grantor, but not otherwise.

Address of Grantee: FSP 1999 BROADWAY LLC, 401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880-6210

WITNESS THE EXECUTION HEREOF effective as of July 1, 2013.

GRANTOR:

PEARLMARK BROADREACH 1999, L.L.C.

By: Aslan III 1999, L.L.C., a member

By: ________________________________

Name: ______________________________

Title: _______________________________

STATE OF ILLINOIS	)	SS
)
COUNTY OF COOK	)	SS

This instrument was acknowledged before me on July 1, 2013, by ___________________________________, a managing director of Aslan III 1999, L.L.C. as the act and deed of said entity.

____________________________________ Name: Notary Public in and for The State of Illinois

(Seal of Notary)	My commission expires:

G-1-2

Exhibit A to Special Warranty Deed

LEGAL DESCRIPTION

1999 Broadway and 2099 Welton Street, Denver, Colorado

See Attached

G-1-3

Exhibit B to Special Warranty Deed

Permitted Exceptions

G-1-4

EXHIBIT G-2

BILL OF SALE

PEARLMARK BROADREACH 1999, L.L.C., a Delaware limited liability company (“Seller”), in consideration of the sum of Ten and No/100 Dollars ($10.00), in hand paid, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, does hereby sell, assign, transfer, and set over to FSP 1999 BROADWAY LLC, a Delaware limited liability company (“Purchaser”), the following personal property presently located on the real estate commonly known as 1999 Broadway and 2099 Welton Street, Denver, Colorado (the “Property”): all Seller’s fixtures attached to the Property and equipment located at and used in connection with the ownership, operation and maintenance thereof, including without limitation, all heating, lighting, air conditioning, ventilating, plumbing, electrical or other mechanical equipment and any personal property described on Schedule 1 attached hereto.

Seller does hereby covenant with Purchaser that at the time of delivery of this Bill of Sale, the Personal Property is free from all encumbrances made by Seller and that Seller will warrant and defend the same against the lawful claims and demands of all persons claiming by, through or under Seller, but against none other. SELLER HEREBY DISCLAIMS, AND PURCHASER HEREBY WAIVES ANY AND ALL WARRANTIES OF MERCHANTABILITY OR WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE PERSONAL PROPERTY BEING TRANSFERRED BY THIS INSTRUMENT.

EXECUTED this 1st day of July, 2013.

SELLER:

PEARLMARK BROADREACH 1999, L.L.C.

By: Aslan III 1999, L.L.C., a member

By: ________________________________

Name: ______________________________

Title: _______________________________

G-2-1

Schedule 1 to Bill of Sale

PERSONAL PROPERTY

Desk	Management / Accounting Office
L-Return for Desk	Management / Accounting Office
4-Drawer Credenza	Management / Accounting Office
Hutch	Management / Accounting Office
Printer 4050TN Laser-Jet	Management / Accounting Office
Dell Optiplex 745 Computer / Monitor / Keyboard	Management / Accounting Office
1 Office Chair	Management / Accounting Office
Filing Cabinet/Locking Shelf / 10 Drawer	Management / Accounting Office
Modular Desk Unit 3-Sided w/ 3 Drawers	Management / Managers Office
Hutch w/ 2 locking Drawers	Management / Managers Office
Office Chairs (3)	Management / Managers Office
ViewSonic Monitor	Management / Managers Office
Dell Keyboard	Management / Managers Office
Drawer Locking File Cabinet (5)	Management / Managers Office
Medium Oak Work Station	Management / Managers Office
Samsung CLP-620ND Color Expression Printer	Management / Managers Office
Dell Inspiron CPU (Including keyboard)	Management / Reception Office
Gateway Speakers	Management / Reception Office
Gateway Flat Screen Monitor	Management / Reception Office
Logitech Wireless Mouse	Management / Reception Office
HP LaserJet 2300N (B&W Printer)	Management / Reception Office
Modular Desk Unit 3-Sided w/ 2 Drawers	Management / Asset Manager Office
Hutch w/ 2 locking Drawers	Management / Asset Manager Office
Office Chairs (2)	Management / Asset Manager Office
Wooden Book Shelf	Management / Asset Manager Office
Desk Chair	Management / Asset Manager Office
Digital Video Recorder (3rd floor)	Security Department
Logitech M-543 Mouse	Security Department
View Sonic VE 155 Monitor	Security Department
Keyboard	Security Department
Sanyo Digital Camera	Security Department
Stitz Video Camera Stand	Security Department
Systium Computer	Security Department
Keytronics Mouse	Security Department
Keytronics Keyboard	Security Department
Monitor	Security Department
PCI Network Adapter 10/100	Security Department
Dell Computer	Security Department
2 DVI to VGA Converters (to use existing monitors)	Security Department
PCI Network Adapter for Security Office PC	Security Department
Dell Computer for Security Cameras DVR	Security Department
DVI to VGA Monitor Adapters for security desk	Security Department
Dell Optiplex I546S Pc for Welton Street Parking Garage	Security Department
LCD 20 Monitor for Welton Street Parking Garage	Security Department
Acer Black Monitor for Main Computer	Security Department
1 Speco Intensifier Series Exterior Camera	Security Department
2 GE Micro 5 PXNplus CPU for WSPG	Security Department
FiretideFWB-105 Wireless Bridge	Security Department
FCWNX Additional Single Client License Switch, Linksys 8 Port w/ Webview Converter, USB to Serial Hawking Patch Cord, CAT6 25’ Black	Security Department
Dell Computer – Rick’s	Engineering Department
Dell Inspiron 545 (with 20” LCD monitor)– Scott’s	Engineering Department
HP Office Jet Printer – Scott’s	Engineering Department
G-2-2

Acer Laptop – On Call	Engineering Department
Tenant Power Sweeper	Engineering Department
E-Z Go Utility Vehicle	Engineering Department
Ebbs Pressure Washer	Engineering Department
Dell Latitude E6420 Laptop with Monitor Stand and Docking Station	Engineering Department
Genie AWP	Engineering Department
Tennant Scrubber / Battery Operated	Engineering Department
Walker Brush Gas Powered	Engineering Department
EMS Computer – 29th Floor	Engineering Department
EMS Server – 29th Floor	Engineering Department
EMS Computer – Lobby	Engineering Department
Brother Printer – Rick’s	Engineering Department
Brother Printer – Engineer’s	Engineering Department
John Deer Snow Brush & Thrower	Engineering Department
Small Hand Tools	Engineering Department
Meters & Small Power Tools	Engineering Department
Refrigerant Recovery Unit	Engineering Department
Refrigerant Recovery Tank #1	Engineering Department
2 Desks	Engineering Department
Office Chairs (4)	Engineering Department
Desk Chairs (2)	Engineering Department
Panasonic TV – 29th Floor	Engineering Department
10 Glove Mid Black Conference Room Swivel Tilt Chairs	Management Office / Conference Room
12’ Conference Table	Management Office/
2-Drawer Wooden File Cabinet	Conference Room
Wooden Hutch	Management Office/
46” Round Glass Top Table & 3 Chairs	Management Office / Kitchen
Refrigerator	Management Office / Kitchen
Copy Machine	Management Office / Kitchen
2-34 x 26 Framed M Brangoccio	Art Work
2-44 x 36 Framed J. de le Cruz	Art Work
1-37 x 28 Chalk Art “School Days” J. de le Cruz	Art Work
1-80 x 44 Abstract Painting T. T. Poduska (conference room)	Art Work
2-25 x 25 Oil Paintings D. Dawson (32nd Floor)	Art Work
2-37 x 37 Oil Painting D. Dawson	Art Work
1-54 x 72 Framed Oil Painting “1991 Broadway and Holy Ghost Church” (Mezzanine)	Art Work
1-24 x 48 Oil Painting “Journal III” Don Quade (Back elevator lobby)	Art Work
1-24 x 48 Mixed Media on Panel “Rain and River” Don Quade (Back elevator lobby)	Art Work
1-24 x 48 Mixed Media on Panel “Sound of Silence” Don Quade (Back elevator lobby)	Art Work
1-24 x 48 Mixed Media on Panel Untitled Commission, Don Quade (Back elevator lobby)	Art Work
1-60 x 60 Mixed Media on Panel “Nature’s Quilt” Don Quade (End wall main entrance)	Art Work
1-72 x 72 Mixed Media on Panel Untitled Commission, Don Quade (End wall atrium entrance)	Art Work
1-56 x 56 Oil on Canvas “View of Vernon” Amy Solomon (Hallway on shops side)	Art Work
1-56 x 56 Oil on Canvas “Japanese Garden” Amy Solomon (Hallway on shops side)	Art Work
Atrium Mobile, Barbara Baer	Art Work
G-2-3

93 x 48 x 6 Powdered Coated Steele Sculpture, Jonathan Hils	Art Work
2 Corner Ottomans	Lobby
7 Armless Lounges	Lobby
1 2 Seat Sofa	Lobby
1 Arc Rec. Table	Lobby
2 Triangle Tables	Lobby
1 Tufenikian Rug & Pad	Lobby
75 Caper Stacking Chairs	Mezzanine Level
Slim Line Mobile Lectern	Mezzanine Level
4 Bretford Powered Folding Tables	Mezzanine Level
8 Bretford Non-Powered Folding Tables	Mezzanine Level
4 Bretford Pie Shaped Corner Pieces	Mezzanine Level
5 Folding Tables	Mezzanine Level
2 Treadmills	Fitness Center
2 Crosstrainer Classics w/ Upgraded Console	Fitness Center
1 Stairclimber	Fitness Center
2 Lifecycle Upright	Fitness Center
1 Multigym w/ Leg Ext/Curl, Platinum	Fitness Center
2 Adjustable Benches, Platinum	Fitness Center
1 DB Rack, 3-tier, shelf	Fitness Center
5-50# DB 12S Rubber S/HDL (10 pair)	Fitness Center
2-55# DB 12S Rubber S/HDL	Fitness Center
2-60# DB 12S Rubber S/HDL	Fitness Center
2-65# DB 12S Rubber S/HDL	Fitness Center
2-70# DB 12S Rubber S/HDL	Fitness Center
1 65 cm Fitball w/Pump, Pearl, 26”	Fitness Center
23”x56” Fitness Mat, Blue, Commercial Grade	Fitness Center
5 Drawer Locking File Cabinet (3)	Server Room
ESI - Phone System (includes below), ESI 48 button Phone (4), ESI 24 button Phone (7), ESI 12 button Phone (5)	Server Room
Iomega Ditto Zip Drive	Server Room
7 Drawer w/Wood Top Metal File Cabinet	Server Room
PowerEdge T310 Chassis Server (Internal Removable Hard Disk Cartridge, Dell UPS Tower, Dell E Series E170S, Dell Quiet Key Keyboard, Optical Mouse, and three (3) 250 GB 3.5” Hot Plug Hard Drive)	Server Room
2007 Turtle Top Bus (Building Shuttle)	N/A

G-2-4

EXHIBIT G-3

ASSIGNMENT AND ASSUMPTION

For and in consideration of the sum of Ten and No/100 Dollars ($10.00), in hand paid, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, PEARLMARK BROADREACH 1999, L.L.C., a Delaware limited liability company (“Assignor”) hereby sells, transfers, conveys, assigns and sets over unto FSP 1999 BROADWAY LLC, a Delaware limited liability company (“Assignee”), the following described property (collectively, the “Assigned Property”):

(1)      All of Assignor’s right, title and interest, as lessor, in and to all leases, tenancies and rental or occupancy agreements (collectively, the “Leases”) to occupy all or any portion of the real estate commonly known as 1999 Broadway and 2099 Welton Street, Denver, Colorado (the “Property”), together with all modifications, extensions, amendments, novations and guarantees thereof, as set forth on Schedule 1 attached hereto together with all rents due, or to become due thereunder on or after the date hereof; and

(2)      all refundable lease security deposits under the Leases (to the extent sums are being paid to Assignee on the date hereof); and

(3)      all of Assignor’s right, title and interest in and to all those contracts, agreements, guarantees, warranties and indemnities affecting the ownership, operation, management and maintenance of the Property listed on Schedule 2 attached hereto (collectively, the “Contracts”); and

(4)      to the extent assignable without the payment of any fee (except in the case of clause (iii) below) or the occurrence of any obligation, or the execution of any documents (other than this Assignment and Assumption or in the case of clause (iii) below standard short form domain name assignment documentation) that create liability or reserve against the Assignor, all of Assignor’s right, title and interest in and to all (i) to the extent in Assignor’s possession or control, plans, drawings, specifications, blueprints, surveys, (ii) licenses, franchises, occupancy and use certificates, permits, entitlements, authorizations, consents, variances, waivers, approvals and the like from any governmental or quasi-governmental entity or instrumentality affecting the ownership, operation or maintenance of the Property, and (iii) the website domain www.1999broadway.com and any other website domain name owned by Seller and relating to the Property, including without limitation the items listed on Schedule 3 attached hereto ((i), (ii) and (iii), collectively, the “Licenses”).

G-3-1

Assignor does hereby covenant with Assignee that at the time of delivery of this Assignment and Assumption, the Leases and Contracts are free from all encumbrances made by Assignor and that Assignor will warrant and defend the same against the lawful claims and demands of all persons claiming by, through or under Assignor, but against none other. Except as to the special warranty of title and any representation and warranty expressly set forth in the Real Estate Purchase and Sale Agreement dated April 3, 2013 between Assignor and Assignee (as the same may have been amended and/or assigned, the “Sale Agreement”), the Assigned Property is conveyed “as is” and Assignor makes no other warranty with respect thereto.

Assignor agrees to indemnify, protect, defend and hold Assignee harmless from and against all liabilities, obligations, actions, suits, proceedings or claims, and all costs and expenses (including, without limitation, reasonable attorneys’ fees and costs) incurred in connection with the Leases and Contracts, or any of them, based upon or arising out of any breach or alleged breach of the Leases and Contracts, or any of them, by Assignor occurring or alleged to have occurred prior to the date hereof subject to Seller’s Maximum Liability as set forth in the Sale Agreement.

EXECUTED this 1st day of July, 2013.

ASSIGNOR:

PEARLMARK BROADREACH 1999, L.L.C.

By: Aslan III 1999, L.L.C., a member

By: ________________________________

Name: ______________________________

Title: _______________________________

G-3-2

ACCEPTANCE

Assignee hereby accepts the foregoing assignment as of the date hereof and as of such date hereby assumes the performance of all the terms, covenants and conditions of the Assigned Property, including without limitation the obligation to return the refundable lease security deposits under the Leases to the extent the same are received as a credit at Closing, with respect to the period from and after the date hereof.

Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against all liabilities, obligations, actions, suits, proceedings or claims, and all costs and expenses (including, without limitation, reasonable attorneys’ fees and costs) incurred in connection with the Leases and Contracts, or any of them, based upon or arising out of any breach or alleged breach of the Leases and Contracts, or any of them, occurring or alleged to have occurred on or after the date hereof.

Date: July 1, 2013

ASSIGNEE:

FSP 1999 BROADWAY LLC

By: ________________________________

Name: ______________________________

Title: _______________________________

G-3-3

Schedule 1 to Assignment and Assumption

RENT ROLL

See Attached

G-3-4

Schedule 2 to Assignment and Assumption

CONTRACTS

G-3-5

Schedule 3 to Assignment and Assumption

LICENSES

Shuttle Registration – State of Colorado dated 3/6/13

Access Agreement	3/13/12 to 3/12/15	tw telecom of colorado llc	$450/Monthly- Revenue

Fiber Optic Telecommunications License Agreement	February 1, 2010 - January 31, 2015	Cogent Communications Inc.	(10%) of Gross or $600 per month - Revenue

Rooftop License Agreement	November 1, 2010 - October 31, 2013	Directlink, LLC	$1,500 Monthly - Revenue

Telecommunications License Agreement	Month-To-Month	Reliance Globalcom Services, Inc.	$1,475 Monthly - Revenue

Telecommunications License Agreement	Month-To-Month	MCI Metro Access Transmission Services / Verizon Wireless	$500 Monthly - Revenue

Telecommunications Provider	August 13, 2010 - August 12, 2013	Integra Telecom, Inc.	$820.00/Monthly- Revenue

G-3-6

EXHIBIT G-4

FORM OF NOVATION AGREEMENT

See Attached

Or if no form is attached, the GSA’s standard form of novation agreement commonly in use in the Denver, Colorado metropolitan area for commercial multi-tenant high rise office properties.

G-4-1

EXHIBIT H

Disclosure of Lease Matters

1.      Seller’s Lease Obligations:

•	Pursuant to its Lease, Promontory Financial is entitled to a $298,155 TI allowance for expansion Suites 1150 & 1600 of which $277,848 remains outstanding after the $20,306 spent to date in design fees. Tenant is responsible for any TI costs above such amount. Any unused TI amount is forfeited. Seller has not yet signed any Contract for such work for the premises other than the design work. Leasing commissions in the amount of $13,552 and $27,105 have been paid to Transwestern and Cassidy Turley Fuller Real Estate, respectively, and $13,552 and $27,105 will be due to such respective brokers upon rent commencement. At Closing, Seller shall give Purchaser a credit for any remaining unpaid amounts of the TI allowance and leasing commissions and Purchaser shall assume all Contracts and obligations relating to the foregoing. Alternatively, at Closing, at Seller’s option, Seller shall escrow any remaining unpaid amounts of the TI allowance and leasing commissions pending completion of such work. Also at Closing, Seller shall give Purchaser a credit for any remaining free rent related to Promontory Financial’s Suites 1150 and 1600 for which it is entitled to three months free rent commencing three months after recovery of such suites all as set forth in the applicable Lease.

•	Relating to the Department of Labor Lease for Suite 800, leasing commissions in the amount of $3,807.50 have been previously paid to Transwestern and $3,807.50 will be due Transwestern provided the tenant does not exercise its termination option under the Lease later this year. Any such commission would be due 9/7/13. At Closing, Seller shall give Purchaser a credit for any remaining unpaid amounts of the leasing commissions and Purchaser shall assume all Contracts and obligations relating to the foregoing. Alternatively, at Closing, at Seller’s option, Seller shall escrow any remaining unpaid amounts of the leasing commissions pending resolution of the Lease termination issue.

•	Pursuant to its Lease, the Internal Revenue Service is entitled to have new carpet installed in its space in the seventh Lease year, approximately two years from now. At Closing, Seller shall give Purchaser a credit for $500,000 in full satisfaction of its obligation for the new carpet installation and Purchaser shall assume all obligations relating to the foregoing.

2.      Purchaser’s Lease Obligations: none

H-1

EXHIBIT I-1

TENANT ESTOPPEL CERTIFICATE

____________________, 2013

Pearlmark Broadreach 1999, L.L.C. 200 West Madison Street Suite 3200 Chicago, IL 60606 Attention: Tim McChesney	FSP 1999 BROADWAY LLC 401 Edgewater Place Suite 200 Wakefield, Massachusetts 01880 Attn: Jeffrey B. Carter

Ladies and Gentlemen:

_________________________________ (“Tenant”) acknowledges that (a) PEARLMARK BROADREACH 1999, L.L.C., a Delaware limited liability company (“Landlord”) has entered into an agreement with FSP 1999 BROADWAY LLC, a Delaware limited liability company (“Purchaser”) for the sale and purchase of the building commonly known as 1999 Broadway and 2099 Welton Street, Denver, Colorado (the “Building”), (b) Landlord has requested Tenant to execute and deliver this Tenant Estoppel Certificate to Purchaser and present and future lenders providing financing with respect to the Building and related property (each, a “Lender”), and (c) Purchaser, Lender and their respective successors and assigns, will rely upon the certifications by Tenant in this Tenant Estoppel Certificate in connection with the purchase and financing of the Building.

Tenant hereby certifies as follows:

1.      Tenant currently leases in the Building the premises (the “Premises”) commonly known as “Suite _____,” pursuant to the terms and conditions of the ____________, dated _______________, between Landlord and Tenant, [as amended by ________________________] (the “Lease”). A true, correct and complete copy of the Lease is attached hereto as Exhibit A. Except for the Lease, there are no agreements (written or oral) or documents that are binding on Landlord in connection with the lease of the Premises. The Lease is valid, binding and in full force and effect, and has not been modified or amended in any manner whatsoever except as shown on Exhibit A.

2.      The term of the Lease commenced on _______________, and including any presently exercised option or renewal term, ends on ________________, subject to any rights of Tenant to extend the term expressly set forth in the Lease. Tenant has no rights to extend the term of the Lease except to the extent expressly set forth in the Lease.

3.      Landlord has delivered possession of the Premises to Tenant, and Tenant has accepted possession of, and currently occupies, the Premises.

I-1-1

4.      The current monthly base rent payable under the Lease is $___________, and the current monthly payment payable under the Lease on account of taxes and operating expenses payable under the Lease is $___________________. Tenant’s percentage share of operating expenses and real estate taxes is _____%. Rent and all other charges payable under the Lease on or before the date hereof have been paid. No amounts of monthly base rent payable under the Lease have been prepaid except through the end of the current calendar month, and no other charges payable under the Lease have been prepaid for any period, other than estimated payments of operating expenses and taxes. There are no applicable abatements on rent or other charges now or hereafter existing under the Lease.

5.      All reconciliations of actual taxes and operating expenses for calendar year 2012 adjust for facts] and all previous calendar years during Tenant’s tenancy have been made and report(s) thereof delivered to Tenant, and any payments therefor from Tenant or Landlord to the other party have been made.

6.      Tenant has no options, rights of offer, rights of refusal or other rights to purchase all or any portion of the Building. Tenant has no options, rights of offer, rights of refusal or other rights to expand the Premises or lease any other premises in the Building, except to the extent expressly set forth in the Lease.

7.      All obligations, if any, of Landlord under the terms of the Lease with respect to improvements or repairs to the Premises have been fully performed, and all allowances, reimbursements or other obligations of Landlord for the payment of monies to or for the benefit of Tenant have been fully paid, all in accordance with the terms of the Lease. [Adjust for Exhibit H]

8.      To Tenant’s knowledge, neither Landlord nor Tenant is in default in the performance of any covenant, agreement or condition contained in the Lease, and no event has occurred and no condition exists which, with the giving of notice or the lapse of time, or both, would constitute a default by any party under the Lease, and Tenant has no existing defenses, offsets or credits against the payment of Rent or other sums to become due under the Lease or against the performance of any of Tenant’s obligations under the Lease.

9.      Tenant is not the subject of any bankruptcy, insolvency or similar proceeding in any federal, state or other court or jurisdiction.

10.      Tenant is in possession of the Premises and has not subleased any portion of the Premises or assigned or otherwise transferred any of its rights under the Lease.

11.      Landlord is holding _____________________ Dollars ($________________) as a security deposit under the Lease. Tenant has provided no other security to Landlord with respect to the Lease.

12.      Upon notice to Tenant that Purchaser has become the owner of Landlord’s interest in the Premises under the Lease, Tenant will recognize Purchaser as the landlord under the Lease and will pay rent and other amounts due thereunder to Purchaser.

13.      The individual executing this Tenant Estoppel Certificate has the authority to do so on behalf of Tenant and to bind Tenant to the terms hereof.

[Tenant Name]

____________________________________

By: _________________________________

Its: _________________________________

I-1-2

EXHIBIT A TO ESTOPPEL CERTIFICATE

LEASE

(See Attached)

I-1-3

EXHIBIT I-2

SELLER’S ESTOPPEL CERTIFICATE

____________________, 2013

FSP 1999 BROADWAY LLC 401 Edgewater Place Suite 200 Wakefield, Massachusetts 01880 Attn: Jeffrey B. Carter

Ladies and Gentlemen:

PEARLMARK BROADREACH 1999, L.L.C., a Delaware limited liability company (“Landlord” or “Seller”) entered into an agreement with FSP 1999 BROADWAY LLC, a Delaware limited liability company (“Purchaser”) for the sale and purchase of the building commonly known as 1999 Broadway and 2099 Welton Street, Denver, Colorado (the “Building”). _________________ (“Tenant”) declined to execute and deliver an estoppel certificate to Purchaser and present and future lenders providing financing with respect to the Building and related property (each, a “Lender”) and, accordingly, Seller is delivering this Seller’s Estoppel Certificate. Seller acknowledges that Purchaser, Lender and their respective successors and assigns, will rely upon the certifications by Seller in this Seller’s Estoppel Certificate in connection with the purchase and financing of the Building.

Seller hereby certifies as follows:

1.      Tenant currently leases in the Building the premises (the “Premises”) commonly known as “Suite _____,” pursuant to the terms and conditions of the ____________, dated _______________, between Landlord and Tenant, [as amended by ________________________] (the “Lease”). A copy of the Lease is attached hereto as Exhibit A. Except for the Lease, there are no agreements (written or oral) or documents that are binding on Landlord in connection with the lease of the Premises. The Lease is valid, binding and in full force and effect, and has not been modified or amended in any manner whatsoever except as shown on Exhibit A.

2.      The term of the Lease commenced on _______________, and including any presently exercised option or renewal term, ends on ________________, subject to any rights of Tenant to extend the term expressly set forth in the Lease. Tenant has no rights to extend the term of the Lease except to the extent expressly set forth in the Lease.

3.      Landlord has delivered possession of the Premises to Tenant. To Seller’s actual knowledge, Tenant is in possession of the Premises and has not subleased any portion of the Premises or assigned or otherwise transferred any of its rights under the Lease.

I-2-1

4.      The current monthly base rent payable under the Lease is $___________, and the current monthly payment payable under the Lease on account of taxes and operating expenses payable under the Lease is $___________________. Tenant’s percentage share of operating expenses and real estate taxes is _____%. Rent and all other charges payable under the Lease on or before the date hereof have been paid. No amounts of monthly base rent payable under the Lease have been prepaid except through the end of the current calendar month, and no other charges payable under the Lease have been prepaid for any period, other than estimated payments of operating expenses and taxes. Except as set forth in the Lease there are no applicable abatements on rent or other charges now or hereafter existing under the Lease.

5.      All reconciliations of actual taxes and operating expenses for calendar year 2011/2012 adjust for facts and all previous calendar years during Tenant’s tenancy therefor have been made and report(s) thereof delivered to Tenant, and any payment therefor from Tenant or Landlord to the other party have been made.

6.      Tenant has no options, rights of offer, rights of refusal or other rights to purchase all or any portion of the Building. Tenant has no options, rights of offer, rights of refusal or other rights to expand the Premises or lease any other premises in the Building, except to the extent expressly set forth in the Lease.

7.      All obligations, if any, of Landlord under the terms of the Lease with respect to improvements or repairs to the Premises have been fully performed, and all allowances, reimbursements or other obligations of Landlord for the payment of monies to or for the benefit of Tenant have been fully paid, all in accordance with the terms of the Lease. [Adjust for Exhibit H]

8.      Neither Landlord nor Tenant is in default in the performance of any covenant, agreement or condition contained in the Lease, and no event has occurred and no condition exists which, with the giving of notice or the lapse of time, or both, would constitute a default by any party under the Lease, and Tenant has no existing defenses, offsets or credits against the payment of Rent or other sums to become due under the Lease or against the performance of any of Tenant’s obligations under the Lease.

9.      To Seller’s actual knowledge, Tenant is not the subject of any bankruptcy, insolvency or similar proceeding in any federal, state or other court or jurisdiction.

10.      Landlord is holding _____________________ Dollars ($________________) as a security deposit under the Lease. Tenant has provided no other security to Landlord with respect to the Lease.

PEARLMARK BROADREACH 1999, L.L.C.

By: Aslan III 1999, L.L.C., a member

By: ________________________________

Name: ______________________________

Title: _______________________________

I-2-2

EXHIBIT A TO ESTOPPEL CERTIFICATE

LEASE

(See Attached)

I-2-3

EXHIBIT J

RECERTIFICATION OF REPRESENTATIONS AND WARRANTIES

The undersigned hereby certifies to FSP 1999 BROADWAY LLC, a Delaware limited liability company (“Purchaser”) that each of the representations and warranties made in Section 8 of that certain Real Estate Purchase and Sale Agreement dated April 3, 2013, as amended and/or assigned, by and between the undersigned and Purchaser is true, correct and complete in all material respects as of the date hereof except ________________________________________________________________________________________________________________

________________________________________________________________________________________________________________.

Dated: July 1, 2013

PEARLMARK BROADREACH 1999, L.L.C.

By: Aslan III 1999, L.L.C., a member

By: ________________________________

Name: ______________________________

Title: _______________________________

J-1

EXHIBIT K

FORM OF TENANT NOTIFICATION LETTER

July 1, 2013

To the Tenants of 1999 Broadway and

2099 Welton Street, Denver, Colorado

Re:     NOTICE OF SALE

Ladies and Gentlemen:

We are pleased to inform you that the above referenced Property has been acquired by FSP 1999 BROADWAY LLC, a Delaware limited liability company ("Purchaser"). All future communications and notices should now be directed, as applicable, to:

FSP 1999 Broadway LLC

c/o FSP Property Management LLC

401 Edgewater Place, Suite 200

Wakefield, MA 01880

Attn:      Asset Manager

Phone:   (781) 557-1300

Fax:       (781) 557-1348

with a copy to:                          FSP 1999 Broadway LLC

c/o Franklin Street Properties Corp.

401 Edgewater Place, Suite 200

Wakefield, MA 01880

Attn: General Counsel

Phone: (781) 557-1300

Fax: (781) 246-2807

All future rent and other payments should now be directed and paid, as applicable, to:

FSP 1999 Broadway LLC

Mailing address:

Franklin Street Properties Corp.

PO Box 845086

Boston, MA  02284-5086

FedEx address:

Franklin Street Properties Corp.

Citizens Bank

Lockbox Dept/MMF250 – Box 5086

20 Cabot Road

Medford, MA  02155-5086

Electronic Payment Instructions:

Citizens Bank

Boston, MA

ACH Routing #

Account #

Account Name:      Franklin Street Properties Corp.

Lastly, please notify your insurance carrier and have it change the name of the additional insured under any policies of insurance (required in your lease) to the following: (1) FSP 1999 Broadway LLC; (2) Franklin Street Properties Corp.; and (3) FSP Property Management LLC, and each of their successors and assigns. Once this is done, please deliver an updated certificate of insurance to Purchaser.

Thank you for your cooperation, and feel free to call if you have any questions.

Very truly yours,

FSP 1999 BROADWAY LLC,
a Delaware limited liability company

By: _________________________________

Name: George J. Carter

Title: President

PEARLMARK BROADREACH 1999, L.L.C.

By: Aslan III 1999, L.L.C., a member

By: __________________________________

Name: ________________________________

Title: _________________________________

SCHEDULE 8

DISCLOSURE

I.	Section 8(a)(ii)

None

II.	Section 8(a)(vi)

A person named Kaylene Johnson claims to have tripped on an elevator threshold at the Property on November 10, 2011 when one of the elevators allegedly leveled and shifted after the doors opened. The claim was tendered both to Seller’s insurance carrier and to the Property’s elevator maintenance contractor, Schindler Elevator. Schindler Elevator has accepted and is handling the claim directly.

III	Section 8(a)(viii)

•	Phase 1 Environmental Assessment Report Prepared for Broadreach Capital Partners by ABCO, dated 9/13/2005, Project # 9062.

•	ABCO Engineering, Consulting Service Limited Asbestos Assessment letter agreement date 9/30/05 between ABCO and TIC. Resulting ABCO Project #9066 report dated 10/7/05.

•	Phase I Environmental Site Assessment - Dated January 25, 2013 - Prepared by AMEC Environmental & Infrastructure, Inc. for Broadreach Capital Partners.